EXHIBIT 10.10

SILICON VALLEY BANK

                           LOAN AND SECURITY AGREEMENT
                                 (EXIM PROGRAM)

BORROWER: GENUS, INC.
ADDRESS: 1139 KARLSTAD DR.
     SUNNYVALE, CA 94089



DATE:    NOVEMBER    , 2001
                 ----


THIS LOAN AND SECURITY AGREEMENT is entered into on the above date between SILICON VALLEY BANK, COMMERCIAL FINANCE DIVISION ("Silicon"), whose address is 3003 Tasman Drive, Santa Clara, California 95054 and the borrower(s) named above (the "Borrower"), whose chief executive office is located at the above address ("Borrower's Address"). The Schedule to this Agreement (the "Schedule") shall for all purposes be deemed to be a part of this Agreement, and the same is an integral part of this Agreement. (Definitions of certain terms used in this Agreement are set forth in Section 8 below.)

                                  1.     LOANS.

  1.1 LOANS. Silicon will make loans to Borrower (the "Loans"), in amounts determined by Silicon in its * , up to the amounts (the "Credit Limit") shown on the Schedule, provided no Default or Event of Default has occurred and is continuing, and subject to deduction of any Reserves for accrued interest and such other Reserves as Silicon deems proper from time to time.

  *GOOD  FAITH  BUSINESS  JUDGMENT

  1.2 INTEREST. All Loans and all other monetary Obligations shall bear interest at the rate shown on the Schedule, except where expressly set forth to the contrary in this Agreement. Interest shall be payable monthly, on the last day of the month. Interest may, in Silicon's discretion, be charged to Borrower's loan account, and the same shall thereafter bear interest at the same rate as the other Loans. Silicon may, in its discretion, charge interest to Borrower's Deposit Accounts maintained with Silicon. Regardless of the amount of Obligations that may be outstanding from time to time, Borrower shall pay Silicon minimum monthly interest during the term of this Agreement in the amount set forth on the Schedule (the "Minimum Monthly Interest").

  1.3 OVERADVANCES. If at any time or for any reason the total of all outstanding Loans and all other Obligations exceeds the Credit Limit (an "Overadvance"), Borrower shall immediately pay the amount of the excess to Silicon, without notice or demand. Without limiting Borrower's obligation to repay to Silicon on demand the amount of any Overadvance, Borrower agrees to pay Silicon interest on the outstanding amount of any Overadvance, on demand, at a rate equal to the interest rate which would otherwise be applicable to the Overadvance, plus an additional 2% per annum.

  1.4 FEES. Borrower shall pay Silicon the fee(s) shown on the Schedule, which are in addition to all interest and other sums payable to Silicon and are not refundable.

  1.5 LETTERS OF CREDIT. At the request of Borrower, Silicon may, in its sole discretion, issue or arrange for the issuance of letters of credit for the account of Borrower, in each case in form and substance satisfactory to Silicon in its sole discretion (collectively, "Letters of Credit"). The aggregate face amount of all outstanding Letters of Credit from time to time shall not exceed the amount shown on the Schedule (the "Letter of Credit Sublimit"), and shall be reserved against Loans which would otherwise be available hereunder, and in the event at any time there are insufficient Loans available to Borrower for such reserve, Borrower shall deposit and maintain with Silicon cash collateral in an amount at all times equal to such deficiency, which shall be held as Collateral for all purposes of this Agreement. Borrower shall pay all bank charges (including * charges of Silicon) for the issuance of Letters of Credit, together with such additional fee as Silicon's letter of credit department shall charge in connection with the issuance of the Letters of Credit. Any payment by Silicon under or in connection with a Letter of Credit shall constitute a Loan hereunder on the date such payment is made. Each Letter of Credit shall have an expiry date no later than thirty days prior to the Maturity


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Date.  Borrower hereby agrees to indemnify, save, and hold Silicon harmless from any loss, cost, expense, or liability, including payments made by Silicon, expenses, and reasonable attorneys' fees incurred by Silicon arising out of or in connection with any Letters of Credit. Borrower agrees to be bound by the regulations and interpretations of the issuer of any Letters of Credit guarantied by Silicon and opened for Borrower's account or by Silicon's interpretations of any Letter of Credit issued by Silicon for Borrower's account, and Borrower understands and agrees that Silicon shall not be liable for any error, negligence, or mistake, whether of omission or commission, in following Borrower's instructions or those contained in the Letters of Credit or any modifications, amendments, or supplements thereto. Borrower understands that Letters of Credit may require Silicon to indemnify the issuing bank for certain costs or liabilities arising out of claims by Borrower against such issuing bank. Borrower hereby agrees to indemnify and hold Silicon harmless with respect to any loss, cost, expense, or liability incurred by Silicon under any Letter of Credit as a result of Silicon's indemnification of any such issuing bank. The provisions of this Loan Agreement, as it pertains to Letters of Credit, and any other present or future documents or agreements between Borrower and Silicon relating to Letters of Credit are cumulative.

  *CUSTOMARY

                              2. SECURITY INTEREST.

  2.1 SECURITY INTEREST. To secure the payment and performance of all of the Obligations when due, Borrower hereby grants to Silicon a security interest in all of Borrower's interest in the following, whether now owned or hereafter acquired, and wherever located: All Inventory, Equipment, Receivables, and General Intangibles, including, without limitation, all of Borrower's Deposit Accounts, and all money, and all property now or at any time in the future in Silicon's possession (including claims and credit balances), and all proceeds (including proceeds of any insurance policies, proceeds of proceeds and claims against third parties), all products and all books and records related to any of the foregoing (all of the foregoing, together with all other property in which Silicon may now or in the future be granted a lien or security interest, is referred to herein, collectively, as the "Collateral").

            3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF BORROWER.

  In order to induce Silicon to enter into this Agreement and to make Loans, Borrower represents and warrants to Silicon as follows, and Borrower covenants that the following representations will continue to be true, and that Borrower will at all times comply with all of the following covenants:

  3.1 CORPORATE EXISTENCE AND AUTHORITY. Borrower, if a corporation, is and will continue to be, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Borrower is and will continue to be qualified and licensed to do business in all jurisdictions in which any failure to do so would have a material adverse effect on Borrower. The execution, delivery and performance by Borrower of this Agreement, and all other documents contemplated hereby (i) have been duly and validly authorized, (ii) are enforceable against Borrower in accordance with their terms (except as enforcement may be limited by equitable principles and by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors' rights generally), and (iii) do not violate Borrower's articles or certificate of incorporation, or Borrower's by-laws, or any law or any material agreement or instrument which is binding upon Borrower or its property, and (iv) do not constitute grounds for acceleration of any material indebtedness or obligation under any material agreement or instrument which is binding upon Borrower or its property.

  3.2 NAME; TRADE NAMES AND STYLES. The name of Borrower set forth in the heading to this Agreement is its correct name. Listed on the Schedule are all prior names of Borrower and all of Borrower's present and prior trade names. Borrower shall give Silicon 30 days' prior written notice before changing its name or doing business under any other name. Borrower has complied, and will in the future comply, with all laws relating to the conduct of business under a fictitious business name.

  3.3 PLACE OF BUSINESS; LOCATION OF COLLATERAL. The address set forth in the heading to this Agreement is Borrower's chief executive office. In addition, Borrower has places of business and Collateral is located only at the locations set forth on the Schedule. Borrower will give Silicon at least 30 days prior written notice before opening any additional place of business, changing its chief executive office, or moving any of the Collateral to a location other than Borrower's Address or one of the locations set forth on the Schedule*.

  *EXCEPT  FOR  DEMONSTRATIONS  OF  INVENTORY IN THE ORDINARY COURSE OF BUSINESS

  3.4 TITLE TO COLLATERAL; PERMITTED LIENS. * Borrower is now, and will at all times in the future be, the sole owner of all the Collateral, except for items of Equipment which are leased by Borrower. The Collateral now is and will remain free and clear of any and all liens, charges, security interests, encumbrances and adverse claims, except for Permitted Liens. Silicon now has, and will continue to have, a first-priority perfected and enforceable security interest in all of the Collateral, subject only to the Permitted Liens, and Borrower will at all times defend Silicon and the Collateral against all claims of others. None of the Collateral now is or will be affixed to any real property in such a manner, or with such intent, as to become a fixture**.
Borrower is not and will not become a lessee under any real property lease pursuant to which the lessor


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may  obtain any rights in any of the Collateral and no such lease now prohibits, restrains, impairs or will prohibit, restrain or impair Borrower's right to remove any Collateral from the leased premises. Whenever any Collateral is located upon premises in which any third party has an interest (whether as owner, mortgagee, beneficiary under a deed of trust, lien or otherwise), Borrower shall, whenever requested by Silicon, use its best efforts to cause such third party to execute and deliver to Silicon, in form acceptable to Silicon, such waivers and subordinations as Silicon shall specify, so as to ensure that Silicon's rights in the Collateral are, and will continue to be, superior to the rights of any such third party. Borrower will keep in full force and effect, and will comply with all the terms of, any lease of real property where any of the Collateral now or in the future may be located.

  *EXCEPT  AS  OTHERWISE  PERMITTED  BY  THIS  AGREEMENT,

  **EXCEPT  FOR  CUSTOMARY  LEASEHOLD  IMPROVEMENTS

  3.5 MAINTENANCE OF COLLATERAL. Borrower will maintain the Collateral in good working condition, and Borrower will not use the Collateral for any unlawful purpose. Borrower will immediately advise Silicon in writing of any material loss or damage to the Collateral.

  3.6 BOOKS AND RECORDS. Borrower has maintained and will maintain at Borrower's Address complete and accurate books and records, comprising an accounting system in accordance with generally accepted accounting principles.

  3.7 FINANCIAL CONDITION, STATEMENTS AND REPORTS. All financial statements now or in the future delivered to Silicon have been, and will be, prepared in conformity with generally accepted accounting principles and now and in the future will completely and accurately reflect the financial condition of Borrower, at the times and for the periods therein stated. Between the last date covered by any such statement provided to Silicon and the date hereof, there has been no material adverse change in the financial condition or business of Borrower. Borrower is now and will continue to be solvent.

  3.8 TAX RETURNS AND PAYMENTS; PENSION CONTRIBUTIONS. Borrower has timely filed, and will timely file, all tax returns and reports required by foreign, federal, state and local law, and Borrower has timely paid, and will timely pay, all foreign, federal, state and local taxes, assessments, deposits and contributions now or in the future owed by Borrower. Borrower may, however, defer payment of any contested taxes, provided that Borrower (i) in good faith contests Borrower's obligation to pay the taxes by appropriate proceedings promptly and diligently instituted and conducted, (ii) notifies Silicon in writing of the commencement of, and any material development in, the proceedings, and (iii) posts bonds or takes any other steps required to keep the contested taxes from becoming a lien upon any of the Collateral. Borrower is unaware of any claims or adjustments proposed for any of Borrower's prior tax years which could result in additional taxes becoming due and payable by Borrower. Borrower has paid, and shall continue to pay all amounts necessary to fund all present and future pension, profit sharing and deferred compensation plans in accordance with their terms, and Borrower has not and will not withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any such plan which could result in any liability of Borrower, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency. Borrower shall, at all times, utilize the services of an outside payroll service providing for the automatic deposit of all payroll taxes payable by Borrower.

  3.9 COMPLIANCE WITH LAW. * Borrower has complied, and will comply, in all material respects, with all provisions of all foreign, federal, state and local laws and regulations relating to Borrower, including, but not limited to, those relating to Borrower's ownership of real or personal property, the conduct and licensing of Borrower's business, and all environmental matters.

  *TO  THE  BEST  OF  ITS  KNOWLEDGE,

  3.10 LITIGATION. Except as disclosed in the Schedule, there is no claim, suit, litigation, proceeding or investigation pending or (to best of Borrower's knowledge) threatened by or against or affecting Borrower in any court or before any governmental agency (or any basis therefor known to Borrower) which * result, either separately or in the aggregate, in any material adverse change in the financial condition or business of Borrower, or in any material impairment in the ability of Borrower to carry on its business in substantially the same manner as it is now being conducted. Borrower will promptly inform Silicon in writing of any claim, proceeding, litigation or investigation in the future threatened or instituted by or against Borrower involving any single claim of $50,000 or more, or involving $100,000 or more in the aggregate.

  *COULD  BE  REASONABLY  EXPECTED  TO

  3.11 USE OF PROCEEDS. All proceeds of all Loans shall be used solely for lawful business purposes. Borrower is not purchasing or carrying any "margin stock" (as defined in Regulation U of the Board of Governors of the Federal Reserve System) and no part of the proceeds of any Loan will be used to purchase or carry any "margin stock" or to extend credit to others for the purpose of purchasing or carrying any "margin stock."

                                4. RECEIVABLES.

     4.1 REPRESENTATIONS RELATING TO RECEIVABLES. Borrower represents and warrants to Silicon as follows: Each Receivable with respect to which Loans are requested by Borrower shall, on the date each Loan is requested and made, (i) represent an undisputed bona fide existing unconditional obligation of the


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Account  Debtor  created  by  the sale, delivery, and acceptance of goods or the rendition of services in the ordinary course of Borrower's business, and (ii) meet the Minimum Eligibility Requirements set forth in Section 8 below.

  4.2 REPRESENTATIONS RELATING TO DOCUMENTS AND LEGAL COMPLIANCE. Borrower represents and warrants to Silicon as follows: All statements made and all unpaid balances appearing in all invoices, instruments and other documents evidencing the Receivables are and shall be true and correct and all such invoices, instruments and other documents and all of Borrower's books and records are and shall be genuine and in all respects what they purport to be, and all signatories and endorsers have the capacity to contract. All sales and other transactions underlying or giving rise to each Receivable shall fully comply with all applicable laws and governmental rules and regulations. All signatures and endorsements on all documents, instruments, and agreements relating to all Receivables are and shall be genuine, and all such documents, instruments and agreements are and shall be legally enforceable in accordance with their terms.

  4.3 SCHEDULES AND DOCUMENTS RELATING TO RECEIVABLES. Borrower shall deliver to Silicon transaction reports and loan requests, schedules and assignments of all Receivables, and schedules of collections, all on Silicon's standard forms; provided, however, that Borrower's failure to execute and deliver the same shall not affect or limit Silicon's security interest and other rights in all of Borrower's Receivables, nor shall Silicon's failure to advance or lend against a specific Receivable affect or limit Silicon's security interest and other rights therein. Loan requests received after 12:00 Noon will not be considered by Silicon until the next Business Day. Together with each such schedule and assignment, or later if requested by Silicon, Borrower shall furnish Silicon with copies (or, at Silicon's request, originals) of all contracts, orders, invoices, and other similar documents, and all original shipping instructions, delivery receipts, bills of lading, and other evidence of delivery, for any goods the sale or disposition of which gave rise to such Receivables, and Borrower warrants the genuineness of all of the foregoing. Borrower shall also furnish to Silicon an aged accounts receivable trial balance in such form and at such intervals as Silicon shall request. In addition, Borrower shall deliver to Silicon the originals of all instruments, chattel paper, security agreements, guarantees and other documents and property evidencing or securing any Receivables, immediately upon receipt thereof and in the same form as received, with all necessary indorsements, all of which shall be with recourse. Borrower shall also provide Silicon with copies of all credit memos within two days after the date issued.

  4.4 COLLECTION OF RECEIVABLES. Borrower shall have the right to collect all Receivables, unless and until a Default or an Event of Default has occurred*. Borrower shall hold all payments on, and proceeds of, Receivables in trust for Silicon, and Borrower shall immediately deliver all such payments and proceeds to Silicon in their original form, duly endorsed in blank, to be applied to the Obligations in such order as Silicon shall determine. Silicon may, in its discretion, require that all proceeds of Collateral be deposited by Borrower into a lockbox account, or such other "blocked account" as Silicon may specify, pursuant to a blocked account agreement in such form as Silicon may specify. **Silicon or its designee may, at any time, notify Account Debtors that the Receivables have been assigned to Silicon.

  *AND  IS  CONTINUING

  **AFTER THE OCCURRENCE AND DURING THE CONTINUANCE OF A DEFAULT OR AN EVENT OF DEFAULT

  4.5. REMITTANCE OF PROCEEDS. All proceeds arising from the disposition of any Collateral shall be delivered, in kind, by Borrower to Silicon in the original form in which received by Borrower not later than the following Business Day after receipt by Borrower, to be applied to the Obligations in such order as Silicon shall determine; provided that, if no Default or Event of Default has occurred*, Borrower shall not be obligated to remit to Silicon the proceeds of the sale of worn out or obsolete equipment disposed of by Borrower in good faith in an arm's length transaction for an aggregate purchase price of $25,000 or less (for all such transactions in any fiscal year). Borrower agrees that it will not commingle proceeds of Collateral with any of Borrower's other funds or property, but will hold such proceeds separate and apart from such other funds and property and in an express trust for Silicon. Nothing in this Section limits the restrictions on disposition of Collateral set forth elsewhere in this Agreement.

  *AND  IS  CONTINUING

  4.6 DISPUTES. Borrower shall notify Silicon promptly of all disputes or claims relating to Receivables. Borrower shall not forgive (completely or partially), compromise or settle any Receivable for less than payment in full, or agree to do any of the foregoing, except that Borrower may do so, provided that: (i) Borrower does so in good faith, in a commercially reasonable manner, in the ordinary course of business, and in arm's length transactions, which are reported to Silicon on the regular reports provided to Silicon; (ii) no Default or Event of Default has occurred and is continuing; and (iii) taking into account all such discounts settlements and forgiveness, the total outstanding Loans will not exceed the Credit Limit. Silicon may, at any time after the occurrence * of an Event of Default, settle or adjust disputes or claims directly with Account Debtors for amounts and upon terms which Silicon considers advisable in its


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reasonable  credit  judgment  and, in all cases, Silicon shall credit Borrower's
Loan account with only the net amounts received by Silicon in payment of any Receivables.

  *AND  DURING  THE  CONTINUANCE

  4.7 RETURNS. Provided no Event of Default has occurred and is continuing, if any Account Debtor returns any Inventory to Borrower in the ordinary course of its business, Borrower shall promptly determine the reason for such return and promptly issue a credit memorandum to the Account Debtor in the appropriate amount (sending a copy to Silicon). In the event any attempted return occurs after the occurrence * of any Event of Default, Borrower shall (i) hold the returned Inventory in trust for Silicon, (ii) segregate all returned Inventory from all of Borrower's other property, (iii) conspicuously label the returned
Inventory as Silicon's property, and (iv) immediately notify Silicon of the return of any Inventory, specifying the reason for such return, the location and condition of the returned Inventory, and on Silicon's request deliver such returned Inventory to Silicon.

  *AND  DURING  THE  CONTINUANCE

  4.8 VERIFICATION. Silicon may, from time to time, verify directly with the respective Account Debtors the validity, amount and other matters relating to the Receivables, by means of mail, telephone or otherwise, either in the name of Borrower or Silicon or such other name as Silicon may choose.

  4.9 NO LIABILITY. Silicon shall not under any circumstances be responsible or liable for any shortage or discrepancy in, damage to, or loss or destruction of, any goods, the sale or other disposition of which gives rise to a Receivable, or for any error, act, omission, or delay of any kind occurring in the settlement, failure to settle, collection or failure to collect any Receivable, or for settling any Receivable in good faith for less than the full amount thereof, nor shall Silicon be deemed to be responsible for any of Borrower's obligations under any contract or agreement giving rise to a Receivable. Nothing herein shall, however, relieve Silicon from liability for its own gross negligence or willful misconduct.

                        5. ADDITIONAL DUTIES OF BORROWER.

  5.1 FINANCIAL AND OTHER COVENANTS. Borrower shall at all times comply with the financial and other covenants set forth in the Schedule.

  5.2 INSURANCE. Borrower shall, at all times insure all of the tangible personal property Collateral and carry such other business insurance, with insurers reasonably acceptable to Silicon, in such form and amounts as Silicon may reasonably require, and Borrower shall provide evidence of such insurance to Silicon, so that Silicon is satisfied that such insurance is, at all times, in full force and effect. All such insurance policies shall name Silicon as an additional insured and loss payee, and shall contain a lenders loss payee endorsement in form reasonably acceptable to Silicon. Upon receipt of the proceeds of any such insurance, Silicon shall apply such proceeds in reduction of the Obligations as Silicon shall determine in its sole discretion, except that, provided no Default or Event of Default has occurred and is continuing, Silicon shall release to Borrower insurance proceeds with respect to Equipment totaling less than $100,000, which shall be utilized by Borrower for the replacement of the Equipment with respect to which the insurance proceeds were paid. Silicon may require reasonable assurance that the insurance proceeds so released will be so used. If Borrower fails to provide or pay for any insurance, Silicon may, but is not obligated to, obtain the same at Borrower's expense. Borrower shall promptly deliver to Silicon copies of all reports made to insurance companies.

  5.3 REPORTS. Borrower, at its expense, shall provide Silicon with the written reports set forth in the Schedule, and such other written reports with respect to Borrower (including budgets, sales projections, operating plans and other financial documentation), as Silicon shall from time to time reasonably specify.

  5.4 ACCESS TO COLLATERAL, BOOKS AND RECORDS. At reasonable times, and on one Business Day's notice, Silicon, or its agents, shall have the right to inspect the Collateral, and the right to audit and copy Borrower's books and records. Silicon shall take reasonable steps to keep confidential all information obtained in any such inspection or audit*, but Silicon shall have the right to disclose any such information to its auditors, regulatory agencies, and attorneys, and pursuant to any subpoena or other legal process. The foregoing inspections and audits shall be at Borrower's expense and the charge therefor shall be $700 per person per day (or such higher amount as shall represent
Silicon's then current standard charge for the same), plus reasonable out of pocket expenses. Borrower will not enter into any agreement with any accounting firm, service bureau or third party to store Borrower's books or records at any location other than Borrower's Address, without first obtaining Silicon's written consent, which may be conditioned upon such accounting firm, service bureau or other third party agreeing to give Silicon the same rights with respect to access to books and records and related rights as Silicon has under this Loan Agreement. **Borrower waives the benefit of any accountant-client privilege or other evidentiary privilege precluding or limiting the disclosure, divulgence or delivery of any of its books and records (except that Borrower does not waive any attorney-client privilege).

  *EQUIVALENT TO THOSE STEPS IT TAKES TO SAFEGUARD ITS OWN CONFIDENTIAL FINANCIAL INFORMATION

  **WITH  RESPECT  TO  SILICON,


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
  5.5 NEGATIVE COVENANTS. Except as may be permitted in the Schedule, Borrower shall not, without Silicon's prior written consent, do any of the following:
(i) merge or consolidate with another corporation or entity*; (ii) acquire any assets, except in the ordinary course of business**; (iii) enter into any other transaction outside the ordinary course of business***; (iv) sell or transfer any Collateral, except for the sale of finished Inventory in the ordinary course of Borrower's business, and except for the sale of obsolete or unneeded Equipment in the ordinary course of business****; (v) store any Inventory or other Collateral with any warehouseman or other third party; (vi) sell any Inventory on a sale-or-return, guaranteed sale, consignment, or other contingent basis; (vii) make any loans of any money or other assets ; (viii) incur any debts, outside the ordinary course of business, which would have a material, adverse effect on Borrower or on the prospect of repayment of the Obligations;
(ix) guarantee or otherwise become liable with respect to the obligations of another party or entity ; (x) pay or declare any dividends on Borrower's stock (except for dividends payable solely in stock of Borrower); (xi) redeem, retire, purchase or otherwise acquire, directly or indirectly, any of Borrower's stock;
(xii) make any change in Borrower's capital structure which would have a material adverse effect on Borrower or on the prospect of repayment of the Obligations; or (xiii) or (xiv) dissolve or elect to dissolve. Transactions permitted by the foregoing provisions of this Section are only permitted if no Default or Event of Default would occur as a result of such transaction.

  * PROVIDED, HOWEVER, THAT A SUBSIDIARY OF BORROWER MAY MERGE OR CONSOLIDATE INTO ANOTHER SUBSIDIARY OF BORROWER OR INTO BORROWER

  **PROVIDED, HOWEVER, THAT BORROWER MAY ACQUIRE INTELLECTUAL PROPERTY ASSETS FROM BORROWER'S SUBSIDIARIES AND ENTER INTO NON-EXCLUSIVE SERVICES AGREEMENTS
WITH  BORROWER'S  SUBSIDIARIES  RELATING  THERETO

  ***  EXCEPT  AS  OTHERWISE  PERMITTED  BY  OTHER PROVISIONS OF THIS AGREEMENT;

  **** AND EXCEPT FOR THE ISSUANCE OF NON-EXCLUSIVE LICENSES AND SIMILAR NON-EXCLUSIVE ARRANGEMENTS FOR THE USE OF PROPERTY OF BORROWER

  + EXCEPT: (A) LOANS EXISTING AS OF THE DATE HEREOF THAT ARE SHOWN ON THE SCHEDULE; AND (B) LOANS CONSISTING OF (1) TRAVEL ADVANCES AND EMPLOYEE RELOCATION LOANS AND OTHER EMPLOYEE LOANS AND ADVANCES IN THE ORDINARY COURSE OF BUSINESS; AND (2) LOANS TO EMPLOYEES, OFFICERS OR DIRECTORS FOR THE PURCHASE OF EQUITY SECURITIES OF BORROWER PURSUANT TO EMPLOYEE STOCK PURCHASE PLANS OR AGREEMENTS APPROVED BY THE BORROWER'S BOARD OF DIRECTORS; AND (C) DEBT OBLIGATIONS RECEIVED IN CONNECTION WITH THE BANKRUPTCY OR REORGANIZATION OF CUSTOMERS OR SUPPLIERS AND IN SETTLEMENT OF DELINQUENT OBLIGATIONS OF, AND OTHER DISPUTES WITH, CUSTOMERS OR SUPPLIERS IN THE ORDINARY COURSE OF BUSINESS AND (D) DEBT OBLIGATIONS CONSISTING OF NOTES RECEIVABLE OF, OR PREPAID ROYALTIES AND OTHER CREDIT EXTENSIONS TO, CUSTOMERS WHO ARE NOT AFFILIATES, IN THE ORDINARY COURSE OF BUSINESS

  ++ EXCEPT FOR EXISTING GUARANTIES OF THE OBLIGATIONS OF THE BORROWER'S WHOLLY-OWNED SUBSIDIARIES

  5.6 LITIGATION COOPERATION. Should any third-party suit or proceeding be instituted by or against Silicon with respect to any Collateral or in any manner relating to Borrower, Borrower shall, without expense to Silicon, make available Borrower and its officers, employees and agents and Borrower's books and records, to the extent that Silicon may deem them reasonably necessary in order to prosecute or defend any such suit or proceeding.

  5.7 FURTHER ASSURANCES. Borrower agrees, at its expense, on request by Silicon, to execute all documents and take all actions, as Silicon, may deem reasonably necessary or useful in order to perfect and maintain Silicon's perfected security interest in the Collateral, and in order to fully consummate the transactions contemplated by this Agreement.

                                   6.   TERM.
  6.1 MATURITY DATE. This Agreement shall continue in effect until the maturity date set forth on the Schedule (the "Maturity Date"), subject to Section 6.3 below.

  6.2 EARLY TERMINATION. This Agreement may be terminated prior to the Maturity Date as follows: (i) by Borrower, effective three Business Days after written notice of termination is given to Silicon; or (ii) by Silicon at any time after the occurrence of an Event of Default, without notice, effective immediately. If this Agreement is terminated by Borrower or by Silicon under this Section 6.2, Borrower shall pay to Silicon a termination fee in an amount equal to * provided that no termination fee shall be charged if the credit facility hereunder is replaced with a new facility from another division of Silicon Valley Bank. The termination fee shall be due and payable on the effective date of termination and thereafter shall bear interest at a rate equal to the highest rate applicable to any of the Obligations.

  *ONE PERCENT (1%) OF THE OVERALL CREDIT LIMIT (AS DEFINED IN THE SCHEDULE), PROVIDED THAT THE TOTAL TERMINATION FEE UNDER THIS LOAN AGREEMENT AND UNDER THE NON-EXIM AGREEMENT (AS DEFINED IN THE SCHEDULE)

SHALL  NOT  EXCEED  ONE  PERCENT  (1%)  OF  THE  OVERALL  CREDIT  LIMIT,  AND

  6.3 PAYMENT OF OBLIGATIONS. On the Maturity Date or on any earlier effective date of termination, Borrower shall pay and perform in full all Obligations, whether evidenced by installment notes or otherwise, and whether or not all or any part of such Obligations are otherwise then due and payable. Without limiting the generality of the foregoing, if on the Maturity Date, or on any earlier effective date of termination, there are any outstanding Letters of Credit issued by Silicon or issued by another institution based upon an application, guarantee, indemnity or similar agreement on the part of Silicon, then on such date Borrower shall provide to Silicon cash collateral in an amount equal to the face amount of all such Letters of Credit plus all interest, fees and cost due or to become due in connection therewith, to secure all of the Obligations relating to said Letters of Credit, pursuant to Silicon's then standard form cash pledge agreement. Notwithstanding any termination of this Agreement, all of Silicon's security interests in all of the Collateral and all of the terms and provisions of this Agreement shall continue in full force and effect until all Obligations have been paid and performed in full; provided that, without limiting the fact that Loans are subject to the discretion of Silicon, Silicon may, in its sole discretion, refuse to make any further Loans after termination. No termination shall in any way affect or impair any right or remedy of Silicon, nor shall any such termination relieve Borrower of any Obligation to Silicon, until all of the Obligations have been paid and performed in full. Upon payment and performance in full of all the Obligations and termination of this Agreement, Silicon shall promptly deliver to Borrower termination statements, requests for reconveyances and such other documents as may be required to fully terminate Silicon's security interests.

                       7. EVENTS OF DEFAULT AND REMEDIES.

  7.1 EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an "Event of Default" under this Agreement, and Borrower shall give Silicon immediate written notice thereof: (a) Any warranty, representation, statement, report or certificate made or delivered to Silicon by Borrower or any of Borrower's officers, employees or agents, now or in the future, shall be untrue or misleading in a material respect; or (b) Borrower shall fail to pay when due any Loan or any interest thereon or any other monetary Obligation; or
(c) the total Loans and other Obligations outstanding at any time shall exceed the Credit Limit *; or (d) Borrower shall fail to comply with any of the financial covenants set forth in the Schedule or shall fail to perform any other non-monetary Obligation which by its nature cannot be cured; or (e) Borrower shall fail to perform any other non-monetary Obligation, which failure is not cured within 5 Business Days after the date due; or (f) any levy, assessment, attachment, seizure, lien or encumbrance (other than a Permitted Lien) is made on all or any part of the Collateral which is not cured within 10 days after the occurrence of the same; or (g) any default or event of default occurs under any obligation secured by a Permitted Lien, which is not cured within any applicable cure period or waived in writing by the holder of the Permitted Lien; or (h) Borrower breaches any material contract or obligation, which has or may reasonably be expected to have a material adverse effect on Borrower's business or financial condition; or (i) Dissolution, termination of existence, insolvency or business failure of Borrower; or appointment of a receiver, trustee or custodian, for all or any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding by Borrower under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect; or (j) the commencement of any proceeding against Borrower or any guarantor of any of the Obligations under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect, which is not cured by the dismissal thereof within ** 30 days after the date commenced; or (k) revocation or termination of, or limitation or denial of liability upon, any guaranty of the Obligations or any attempt to do any of the foregoing, or commencement of proceedings by any guarantor of any of the Obligations under any bankruptcy or insolvency law; or (l) revocation or termination of, or limitation or denial of liability upon, any pledge of any certificate of deposit, securities or other property or asset of any kind pledged by any third party to secure any or all of the Obligations, or any attempt to do any of the foregoing, or commencement of proceedings by or against any such third party under any bankruptcy or insolvency law; or (m) Borrower makes any payment on account of any indebtedness or obligation which has been subordinated to the Obligations other than as permitted in the applicable subordination agreement, or if any Person who has subordinated such indebtedness or obligations terminates or in any way limits his subordination agreement; or (n) *** or (o) Borrower shall generally not pay its debts as they become due, or Borrower shall conceal, remove or transfer any part of its property, with intent to hinder, delay or defraud its creditors, or make or suffer any transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or (p) there shall be a material adverse change in Borrower's business or financial condition; or (q)

Silicon may cease making any Loans hereunder during any of the above cure periods, and thereafter if an Event of Default has occurred****.

  *PROVIDED THAT IF AN OVERADVANCE RESULTS DIRECTLY FROM A CHANGE BY SILICON OF EITHER THE AMOUNT OF RESERVES OR OF THE MINIMUM ELIGIBILITY REQUIREMENTS, THEN BORROWER SHALL HAVE FIVE BUSINESS DAYS TO CURE SUCH OVERADVANCE

  **45

  ***WITHOUT SILICON'S PRIOR WRITTEN CONSENT, (1) A "PERSON" OR "GROUP" (WITHIN THE MEANING OF SECTIONS 13(D) AND 14(D)(2) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED) BECOMES, AFTER THE DATE OF THIS AGREEMENT, THE "BENEFICIAL OWNER" (AS DEFINED IN RULE 13D-3 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED) DIRECTLY OR INDIRECTLY, OF MORE THAN 30% OF THE TOTAL VOTING POWER OF ALL CLASSES OF CAPITAL STOCK THEN OUTSTANDING OF BORROWER ENTITLED TO VOTE IN THE ELECTION OF DIRECTORS, OR (2) A MAJORITY OF THE MEMBERS OF THE BOARD OF
DIRECTORS  OF  A  BORROWER  SHALL  NOT  CONSTITUTE  CONTINUING  DIRECTORS

  ****AND  IS  CONTINUING

  7.2 REMEDIES. Upon the occurrence * of any Event of Default, and at any time thereafter, Silicon, at its option, and without notice or demand of any kind (all of which are hereby expressly waived by Borrower), may do any one or more of the following: (a) Cease making Loans or otherwise extending credit to Borrower under this Agreement or any other document or agreement; (b) Accelerate and declare all or any part of the Obligations to be immediately due, payable, and performable, notwithstanding any deferred or installment payments allowed by any instrument evidencing or relating to any Obligation; (c) Take possession of any or all of the Collateral wherever it may be found, and for that purpose Borrower hereby authorizes Silicon without judicial process to enter onto any of Borrower's premises without interference to search for, take possession of, keep, store, or remove any of the Collateral, and remain on the premises or cause a custodian to remain on the premises in exclusive control thereof, without charge for so long as Silicon deems it reasonably necessary in order to complete the enforcement of its rights under this Agreement or any other agreement; provided, however, that should Silicon seek to take possession of any of the Collateral by Court process, Borrower hereby irrevocably waives: (i) any bond and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession; (ii) any demand for possession prior to the commencement of any suit or action to recover possession thereof; and (iii) any requirement that Silicon retain possession of, and not dispose of, any such Collateral until after trial or final judgment; (d) Require Borrower to assemble any or all of the Collateral and make it available to Silicon at places designated by Silicon which are reasonably convenient to Silicon and Borrower, and to remove the Collateral to such locations as Silicon may deem advisable; (e) Complete the processing, manufacturing or repair of any Collateral prior to a disposition thereof and, for such purpose and for the purpose of removal, Silicon shall have the right to use Borrower's premises, vehicles, hoists, lifts, cranes, equipment and all other property without charge; (f) Sell, lease or otherwise dispose of any of the Collateral, in its condition at the time Silicon obtains possession of it or after further manufacturing, processing or repair, at one or more public and/or private sales, in lots or in bulk, for cash, exchange or other property, or on credit, and to adjourn any such sale from time to time without notice other than oral announcement at the time scheduled for sale. Silicon shall have the right to conduct such disposition on Borrower's premises without charge, for such time or times as Silicon deems reasonable, or on Silicon's premises, or elsewhere and the Collateral need not be located at the place of disposition. Silicon may directly or through any affiliated company purchase or lease any Collateral at any such public disposition, and if permissible under applicable law, at any private disposition. Any sale or other disposition of Collateral shall not relieve Borrower of any liability Borrower may have if any Collateral is defective as to title or physical condition or otherwise at the time of sale;
(g) Demand payment of, and collect any Receivables and General Intangibles comprising Collateral and, in connection therewith, Borrower irrevocably authorizes Silicon to endorse or sign Borrower's name on all collections, receipts, instruments and other documents, to take possession of and open mail addressed to Borrower and remove therefrom payments made with respect to any item of the Collateral or proceeds thereof, and, in Silicon's sole discretion, to grant extensions of time to pay, compromise claims and settle Receivables and the like for less than face value; (h) Offset against any sums in any of Borrower's general, special or other Deposit Accounts with Silicon; and (i) Demand and receive possession of any of Borrower's federal and state income tax returns and the books and records utilized in the preparation thereof or referring thereto. All reasonable attorneys' fees, expenses, costs, liabilities and obligations incurred by Silicon with respect to the foregoing shall be added to and become part of the Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations. Without limiting any of Silicon's rights and remedies, from and after the occurrence of any Event of Default, ** the interest rate applicable to the Obligations shall be increased by an additional four percent per annum.


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
  *  DURING  THE  CONTINUANCE  THEREOF

  **  AND  DURING  THE  CONTINUANCE  THEREOF

  7.3 STANDARDS FOR DETERMINING COMMERCIAL REASONABLENESS. Borrower and Silicon agree that a sale or other disposition (collectively, "sale") of any Collateral which complies with the following standards will conclusively be deemed to be commercially reasonable: (i) Notice of the sale is given to Borrower at least seven days prior to the sale, and, in the case of a public sale, notice of the sale is published at least seven days before the sale in a newspaper of general circulation in the county where the sale is to be conducted; (ii) Notice of the sale describes the collateral in general, non-specific terms; (iii) The sale is conducted at a place designated by Silicon, with or without the Collateral being present; (iv) The sale commences at any time between 8:00 a.m. and 6:00 p.m;
(v) Payment of the purchase price in cash or by cashier's check or wire transfer is required; (vi) With respect to any sale of any of the Collateral, Silicon may (but is not obligated to) direct any prospective purchaser to ascertain directly from Borrower any and all information concerning the same. Silicon shall be free to employ other methods of noticing and selling the Collateral, in its discretion, if they are commercially reasonable.

  7.4 POWER OF ATTORNEY. Upon the occurrence * of any Event of Default, without limiting Silicon's other rights and remedies, Borrower grants to Silicon an irrevocable power of attorney coupled with an interest, authorizing and permitting Silicon (acting through any of its employees, attorneys or agents) at any time, at its option, but without obligation, with or without notice to Borrower, and at Borrower's expense, to do any or all of the following, in Borrower's name or otherwise, but Silicon agrees to exercise the following powers in a commercially reasonable manner: (a) Execute on behalf of Borrower any documents that Silicon may, in its sole discretion, deem advisable in order to perfect and maintain Silicon's security interest in the Collateral, or in order to exercise a right of Borrower or Silicon, or in order to fully consummate all the transactions contemplated under this Agreement, and all other present and future agreements; (b) Execute on behalf of Borrower any document exercising, transferring or assigning any option to purchase, sell or otherwise dispose of or to lease (as lessor or lessee) any real or personal property which is part of Silicon's Collateral or in which Silicon has an interest; (c) Execute on behalf of Borrower, any invoices relating to any Receivable, any draft against any Account Debtor and any notice to any Account Debtor, any proof of claim in bankruptcy, any Notice of Lien, claim of mechanic's, materialman's or other lien, or assignment or satisfaction of mechanic's, materialman's or other lien; (d) Take control in any manner of any cash or non-cash items of payment or proceeds of Collateral; endorse the name of Borrower upon any instruments, or documents, evidence of payment or Collateral that may come into Silicon's possession; (e) Endorse all checks and other forms of remittances received by Silicon; (f) Pay, contest or settle any lien, charge, encumbrance, security interest and adverse claim in or to any of the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; (g) Grant extensions of time to pay, compromise claims and settle Receivables and General Intangibles for less than face value and execute all releases and other documents in connection therewith; (h) Pay any sums required on account of Borrower's taxes or to secure the release of any liens therefor, or both; (i) Settle and adjust, and give releases of, any insurance claim that relates to any of the Collateral and obtain payment therefor; (j) Instruct any third party having custody or control of any books or records belonging to, or relating to, Borrower to give Silicon the same rights of access and other rights with respect thereto as Silicon has under this Agreement; and (k) Take any action or pay any sum required of Borrower pursuant to this Agreement and any other present or future agreements. Any and all reasonable sums paid and any and all reasonable costs, expenses, liabilities, obligations and attorneys' fees incurred by Silicon with respect to the foregoing shall be added to and become part of the Obligations, shall be payable on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations. In no event shall Silicon's rights under the foregoing power of attorney or any of Silicon's other rights under this Agreement be deemed to indicate that Silicon is in control of the business, management or properties of Borrower.

  *AND  DURING  THE  CONTINUANCE

  7.5 APPLICATION OF PROCEEDS. All proceeds realized as the result of any sale of the Collateral shall be applied by Silicon first to the reasonable costs, expenses, liabilities, obligations and attorneys' fees incurred by Silicon in the exercise of its rights under this Agreement, second to the interest due upon any of the Obligations, and third to the principal of the Obligations, in such order as Silicon shall determine in its sole discretion. Any surplus shall be paid to Borrower or other persons legally entitled thereto; Borrower shall remain liable to Silicon for any deficiency. If, Silicon, in its sole discretion, directly or indirectly enters into a deferred payment or other credit transaction with any purchaser at any sale of Collateral, Silicon shall have the option, exercisable at any time, in its sole discretion, of either reducing the Obligations by the principal amount of purchase price or deferring the reduction of the Obligations until the actual receipt by Silicon of the cash therefor.

  7.6 REMEDIES CUMULATIVE. In addition to the rights and remedies set forth in this Agreement, Silicon shall have all the other rights and remedies accorded a secured party under the California Uniform Commercial Code and under all other applicable laws, and under any other instrument or agreement now or in the future entered into between Silicon and Borrower, and all of such rights and remedies are cumulative and none is exclusive. Exercise or partial exercise by Silicon of one or more of its rights or remedies shall not be deemed an election, nor bar Silicon from subsequent exercise or partial exercise of any other rights or remedies. The failure or delay of Silicon to exercise any rights or remedies shall not operate as a waiver thereof, but all rights and remedies shall continue in full force and effect until all of the Obligations have been fully paid and performed.

    8. DEFINITIONS. AS USED IN THIS AGREEMENT, THE FOLLOWING TERMS HAVE THE
                              FOLLOWING MEANINGS:

  "Account  Debtor"  means  the  obligor  on  a  Receivable.
   ---------------

  "Affiliate"  means,  with  respect  to  any  Person,  a  relative,  partner,
   ---------
shareholder, director, officer, or employee of such Person, or any parent or subsidiary of such Person, or any Person controlling, controlled by or under common control with such Person.

  "Business  Day"  means  a  day  on  which  Silicon  is  open  for  business.
   -------------

  "Code" means the Uniform Commercial Code as adopted and in effect in the State
   ----
of  California  from  time  to  time.

  "Collateral"  has  the  meaning  set  forth  in  Section  2.1  above.  *
   ----------

  *"CONTINUING  DIRECTOR" MEANS (A) ANY MEMBER OF THE BOARD OF DIRECTORS WHO WAS
    --------------------
A DIRECTOR (OR COMPARABLE MANAGER) OF BORROWER ON THE DATE OF THIS AGREEMENT, AND (B) ANY INDIVIDUAL WHO BECOMES A MEMBER OF THE BOARD OF DIRECTORS AFTER THE DATE OF THIS AGREEMENT IF SUCH INDIVIDUAL WAS APPOINTED OR NOMINATED FOR ELECTION TO THE BOARD OF DIRECTORS BY A MAJORITY OF THE CONTINUING DIRECTORS.

  "Default"  means any event which with notice or passage of time or both, would
   -------
constitute  an  Event  of  Default.

  "Deposit  Account"  has  the meaning set forth in Section 9102(a) of the Code.
   ----------------

"Eligible  Inventory" means Inventory which Silicon, in its sole judgment, deems
 -------------------
eligible for borrowing, based on such considerations as Silicon may from time to time deem appropriate*. Without limiting the fact that the determination of which Inventory is eligible for borrowing is a matter of Silicon's discretion, Inventory which does not meet the following requirements will not be deemed to be Eligible Inventory: Inventory which (i) consists of raw materials or finished goods, in good, new and salable condition which is not perishable, not obsolete or unmerchantable, and is not comprised of work in process, packaging materials or supplies; (ii) meets all applicable governmental standards; (iii) has been manufactured in compliance with the Fair Labor Standards Act; (iv) conforms in all respects to the warranties and representations set forth in this Agreement; (v) is at all times subject to Silicon's duly perfected, first priority security interest; and (vi) is situated at a one of the locations set forth on the Schedule.

  *AND WHICH CONSTITUTES "ELIGIBLE EXPORT-RELATED INVENTORY" (AS DEFINED IN THE EXIM BORROWER AGREEMENT REFERRED TO IN THE SCHEDULE).

  "Eligible  Receivables"  means  Receivables  arising in the ordinary course of
   --------------------
Borrower's business from the sale of goods or rendition of services, which Silicon, in its sole judgment, shall deem eligible for borrowing, based on such considerations as Silicon may from time to time deem appropriate*. Without limiting the fact that the determination of which Receivables are eligible for borrowing is a matter of Silicon's discretion, the following (the "Minimum
                                                                         -------
Eligibility  Requirements")  are the minimum requirements for a Receivable to be
-------------------------
an Eligible Receivable: (i) the Receivable must not be outstanding for more than 120 days from its invoice date, (ii) the Receivable must not represent progress billings, or be due under a fulfillment or requirements contract with the Account Debtor, (iii) the Receivable must not be subject to any contingencies (including Receivables arising from sales on consignment, guaranteed sale or other terms pursuant to which payment by the Account Debtor may be conditional)***, (iv) the Receivable must not be owing from an Account Debtor with whom Borrower has any dispute (whether or not relating to the particular Receivable), (v) the Receivable must not be owing from an Affiliate of Borrower, (vi) the Receivable must not be owing from an Account Debtor which is subject to any insolvency or bankruptcy proceeding, or whose financial condition is not acceptable to Silicon, or which, fails or goes out of a material portion of its business, (vii) the Receivable must not be owing from the United States or any department, agency or instrumentality thereof (unless there has been compliance, to Silicon's satisfaction, with the United States Assignment of Claims Act), (viii) , (ix) the Receivable must not be owing from an Account Debtor to whom Borrower is or may be liable for goods purchased from such Account Debtor or otherwise. Receivables owing from one Account Debtor will not be deemed Eligible Receivables to the extent they exceed 25% of the total Receivables outstanding**. In addition, if more than 50% of the Receivables owing from an Account Debtor are outstanding more than 120 days from their invoice date (without regard to unapplied credits) or are otherwise not eligible Receivables, then all Receivables owing from that

Account Debtor will be deemed ineligible for borrowing. Silicon may, from time to time, in its discretion, revise the Minimum Eligibility Requirements, upon written notice to Borrower.

*AND WHICH CONSTITUTE "ELIGIBLE EXPORT-RELATED ACCOUNTS RECEIVABLE" (AS DEFINED IN THE EXIM BORROWER AGREEMENT REFERRED TO IN THE SCHEDULE).

  **PROVIDED  THAT  SAID  PERCENTAGE  SHALL BE 60% FROM THE FOLLOWING CUSTOMERS:
SCS TAIWAN, SAMSUNG, ST MICRO, INFINEON, FOREIGN LOCATIONS OF IBM, AND FOREIGN LOCATIONS OF INTEL; PROVIDED, FURTHER, THAT SUCH PERCENTAGE IS SUBJECT TO ADJUSTMENT BY SILICON AFTER EACH INSPECTION OR AUDIT CONDUCTED BY SILICON OR ITS AGENTS AS PROVIDED FOR HEREIN

  *** OTHER THAN A SALE CONTINGENT ON THE SUBJECT GOODS CONFORMING WITH BORROWER'S NORMAL PERFORMANCE CRITERIA (BUT A RECEIVABLE SHALL NOT BE AN ELIGIBLE RECEIVABLE IF THE SALE OF GOODS GIVING RISE THERETO DOES NOT CONFORM WITH BORROWER'S NORMAL PERFORMANCE CRITERIA)

  "Equipment"  means all of Borrower's present and hereafter acquired machinery,
   ---------
molds, machine tools, motors, furniture, equipment, furnishings, fixtures, trade fixtures, motor vehicles, tools, parts, dyes, jigs, goods and other tangible personal property (other than Inventory) of every kind and description used in Borrower's operations or owned by Borrower and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions or improvements to any of the foregoing, wherever located.

  "Event  of  Default"  means any of the events set forth in Section 7.1 of this
   ------------------
Agreement.
 ---

  "General  Intangibles"  means all general intangibles of Borrower, whether now
   --------------------
owned or hereafter created or acquired by Borrower, including, without limitation, all choses in action, causes of action, corporate or other business records, Deposit Accounts, inventions, designs, drawings, blueprints, patents, patent applications, trademarks and the goodwill of the business symbolized thereby, names, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer lists, security and other deposits, rights in all litigation presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise), and all judgments now or hereafter arising therefrom, all claims of Borrower against Silicon, rights to purchase or sell real or personal property, rights as a licensor or licensee of any kind, royalties, telephone numbers, proprietary information, purchase orders, and all insurance policies and claims (including without limitation life insurance, key man insurance, credit insurance, liability insurance, property insurance and other insurance), tax refunds and claims, computer programs, discs, tapes and tape files, claims under guaranties, security interests or other security held by or granted to Borrower, all rights to indemnification and all other intangible property of every kind and nature (other than Receivables).

  "Inventory"  means  all  of Borrower's now owned and hereafter acquired goods,
   ---------
merchandise or other personal property, wherever located, to be furnished under any contract of service or held for sale or lease (including without limitation all raw materials, work in process, finished goods and goods in transit), and all materials and supplies of every kind, nature and description which are or might be used or consumed in Borrower's business or used in connection with the manufacture, packing, shipping, advertising, selling or finishing of such goods, merchandise or other personal property, and all warehouse receipts, documents of title and other documents representing any of the foregoing.

  "Obligations"  means  all  present  and  future  Loans,  advances,  debts,
   -----------
liabilities, obligations, guaranties, covenants, duties and indebtedness at any time owing by Borrower to Silicon, whether evidenced by this Agreement or any note or other instrument or document, whether arising from an extension of credit, opening of a letter of credit, banker's acceptance, loan, guaranty, indemnification or otherwise, whether direct or indirect (including, without limitation, those acquired by assignment and any participation by Silicon in Borrower's debts owing to others), absolute or contingent, due or to become due, including, without limitation, all interest, charges, expenses, fees, attorney's fees, expert witness fees, audit fees, letter of credit fees, collateral monitoring fees, closing fees, facility fees, termination fees, minimum interest charges and any other sums chargeable to Borrower under this Agreement or under any other present or future instrument or agreement between Borrower and Silicon.

  "Permitted  Liens"  means the following: (i) purchase money security interests
   ----------------
in  specific  items  of  Equipment;  (ii) leases of specific items of Equipment;
(iii) liens for taxes not yet payable; (iv) additional security interests and liens consented to in writing by Silicon, which consent shall not be unreasonably withheld; (v) security interests being terminated substantially concurrently with this Agreement; (vi) liens of materialmen, mechanics, warehousemen, carriers, or other similar liens arising in the ordinary course of business and securing obligations which are not delinquent; (vii) liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by liens of the type described above in clauses (i) or (ii) above, provided that any extension, renewal or replacement lien is limited to the property encumbered by the existing lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase; (viii) Liens in favor of customs and revenue authorities which secure payment of customs duties in connection with the importation of goods. Silicon will have the right to require, as a condition to its consent under subparagraph (iv) above, that the holder of the additional security interest or lien sign an intercreditor agreement on Silicon's then standard form, acknowledge that the security interest is subordinate to the security interest in favor of Silicon, and agree not to take any action to enforce its subordinate security interest so long as any Obligations remain outstanding, and that Borrower agree that any uncured default in any obligation secured by the subordinate security interest shall also constitute an Event of Default under this Agreement.

  "Person"  means  any  individual,  sole  proprietorship,  partnership,  joint
   ------
venture, trust, unincorporated organization, association, corporation, government, or any agency or political division thereof, or any other entity.

  "Receivables"  means  all  of  Borrower's  now  owned  and  hereafter acquired
   -----------
accounts (whether or not earned by performance), letters of credit, contract rights, chattel paper, instruments, securities, securities accounts, investment property, documents and all other forms of obligations at any time owing to Borrower, all guaranties and other security therefor, all merchandise returned to or repossessed by Borrower, and all rights of stoppage in transit and all other rights or remedies of an unpaid vendor, lienor or secured party.

  "Reserves" means, as of any date of determination, such amounts as Silicon may
   --------
from time to time establish and revise in good faith reducing the amount of Loans, Letters of Credit and other financial accommodations which would otherwise be available to Borrower under the lending formula(s) provided in the
Schedule: (a) to reflect events, conditions, contingencies or risks which, as determined by Silicon in good faith, do or may affect (i) the Collateral or any other property which is security for the Obligations or its value (including without limitation any increase in delinquencies of Receivables), (ii) the assets, business or prospects of Borrower or any Guarantor, or (iii) the security interests and other rights of Silicon in the Collateral (including the enforceability, perfection and priority thereof); or (b) to reflect Silicon's good faith belief that any collateral report or financial information furnished by or on behalf of Borrower or any Guarantor to Silicon is or may have been incomplete, inaccurate or misleading in any material respect; or (c) in respect of any state of facts which Silicon determines in good faith constitutes an Event of Default or may, with notice or passage of time or both, constitute an Event of Default.

  Other  Terms.  All  accounting  terms used in this Agreement, unless otherwise
  ------------
indicated, shall have the meanings given to such terms in accordance with generally accepted accounting principles, consistently applied. All other terms contained in this Agreement, unless otherwise indicated, shall have the meanings provided by the Code, to the extent such terms are defined therein.

                             9. GENERAL PROVISIONS.

  9.1 INTEREST COMPUTATION. In computing interest on the Obligations, all checks, wire transfers and other items of payment received by Silicon (including proceeds of Receivables and payment of the Obligations in full) shall be deemed applied by Silicon on account of the Obligations three Business Days after receipt by Silicon of immediately available funds, and, for purposes of the foregoing, any such funds received after 12:00 Noon on any day shall be deemed received on the next Business Day. Silicon shall not, however, be required to credit Borrower's account for the amount of any item of payment which is unsatisfactory to Silicon in its sole discretion, and Silicon may charge Borrower's loan account for the amount of any item of payment which is returned to Silicon unpaid.

  9.2 APPLICATION OF PAYMENTS. All payments with respect to the Obligations may be applied, and in Silicon's sole discretion reversed and re-applied, to the Obligations, in such order and manner as Silicon shall determine in its sole discretion.

  9.3 CHARGES TO ACCOUNTS. Silicon may, in its discretion, require that Borrower pay monetary Obligations in cash to Silicon, or charge them to Borrower's Loan account, in which event they will bear interest at the same rate applicable to the Loans. Silicon may also, in its discretion, charge any monetary Obligations to Borrower's Deposit Accounts maintained with Silicon.

  9.4 MONTHLY ACCOUNTINGS. Silicon shall provide Borrower monthly with an account of advances, charges, expenses and payments made pursuant to this Agreement. Such account shall be deemed correct, accurate and binding on Borrower and an account stated (except for reverses and reapplications of payments made and corrections of errors discovered by Silicon), unless Borrower notifies Silicon in writing to the contrary within thirty days after each account is rendered, describing the nature of any alleged errors or admissions.

  9.5 NOTICES. All notices to be given under this Agreement shall be in writing and shall be given either personally or by reputable private delivery service or by regular first-class mail, or certified mail return receipt requested, addressed to Silicon or Borrower at the addresses shown in the heading to this Agreement, or at any other address designated in writing by one party to the other party*. Notices to Silicon shall be directed to the Commercial Finance Division, to the attention of the Division Manager or the Division Credit
Manager. All notices shall be deemed to have been given upon delivery in the case of notices personally delivered, or at the expiration of one Business Day following delivery to the private delivery service, or two Business Days following the deposit thereof in the United States mail, with postage prepaid**.

  * OR BY FACSIMILE (IF TO BORROWER AT (408) 747-7198 OR IF TO SILICON AT 408-654-1068)

  ** OR ON THE DATE SENT BY CONFIRMED FACSIMILE, IF SENT BEFORE 5:00 PM, OR, IF SO SENT AFTER 5:00 PM, ON THE NEXT BUSINESS DAY

  9.6 SEVERABILITY. Should any provision of this Agreement be held by any court of competent jurisdiction to be void or unenforceable, such defect shall not affect the remainder of this Agreement, which shall continue in full force and effect.

  9.7 INTEGRATION. This Agreement and such other written agreements, documents and instruments as may be executed in connection herewith are the final, entire and complete agreement between Borrower and Silicon and supersede all prior and contemporaneous negotiations and oral representations and agreements, all of which are merged and integrated in this Agreement. There are no oral
                                                           --------------------
understandings,  representations or agreements between the parties which are not
--------------------------------------------------------------------------------
set forth in this Agreement or in other written agreements signed by the parties
--------------------------------------------------------------------------------
in  connection  herewith.
-------------------------

  9.8 WAIVERS. The failure of Silicon at any time or times to require Borrower to strictly comply with any of the provisions of this Agreement or any other present or future agreement between Borrower and Silicon shall not waive or diminish any right of Silicon later to demand and receive strict compliance therewith. Any waiver of any default shall not waive or affect any other default, whether prior or subsequent, and whether or not similar. None of the provisions of this Agreement or any other agreement now or in the future executed by Borrower and delivered to Silicon shall be deemed to have been waived by any act or knowledge of Silicon or its agents or employees, but only by a specific written waiver signed by an authorized officer of Silicon and delivered to Borrower. Borrower waives demand, protest, notice of protest and notice of default or dishonor, notice of payment and nonpayment, release, compromise, settlement, extension or renewal of any commercial paper, instrument, account, General Intangible, document or guaranty at any time held by Silicon on which Borrower is or may in any way be liable, and notice of any action taken by Silicon, unless expressly required by this Agreement.

  9.9 NO LIABILITY FOR ORDINARY NEGLIGENCE. Neither Silicon, nor any of its directors, officers, employees, agents, attorneys or any other Person affiliated with or representing Silicon shall be liable for any claims, demands, losses or damages, of any kind whatsoever, made, claimed, incurred or suffered by Borrower or any other party through the ordinary negligence of Silicon, or any of its directors, officers, employees, agents, attorneys or any other Person affiliated with or representing Silicon, but nothing herein shall relieve Silicon * from liability for its own gross negligence or willful misconduct.

  * NOR ANY OF ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSON AFFILIATED WITH REPRESENTING SILICON

  9.10 AMENDMENT. The terms and provisions of this Agreement may not be waived or amended, except in a writing executed by Borrower and a duly authorized officer of Silicon.

  9.11 TIME OF ESSENCE. Time is of the essence in the performance by Borrower of each and every obligation under this Agreement.

  9.12 ATTORNEYS FEES AND COSTS. Borrower shall reimburse Silicon for all reasonable attorneys' fees and all filing, recording, search, title insurance, appraisal, audit, and other reasonable costs incurred by Silicon, pursuant to, or in connection with, or relating to this Agreement (whether or not a lawsuit is filed), including, but not limited to, any reasonable attorneys' fees and costs Silicon incurs in order to do the following: prepare and negotiate this Agreement and the documents relating to this Agreement; obtain legal advice in connection with this Agreement or Borrower; enforce, or seek to enforce, any of its rights; prosecute actions against, or defend actions by, Account Debtors; commence, intervene in, or defend any action or proceeding; initiate any complaint to be relieved of the automatic stay in bankruptcy; file or prosecute any probate claim, bankruptcy claim, third-party claim, or other claim; examine, audit, copy, and inspect any of the Collateral or any of Borrower's books and records; protect, obtain possession of, lease, dispose of, or otherwise enforce Silicon's security interest in, the Collateral; and otherwise represent Silicon in any litigation relating to Borrower. In satisfying Borrower's obligation
                                             -----------------------------------
hereunder  to  reimburse  Silicon  for  attorneys  fees,  Borrower  may,  for
-----------------------------------------------------------------------------
convenience, issue checks directly to Silicon's attorneys, Levy, Small & Lallas,
-------------------------------------------------------------------------------
but  Borrower  acknowledges and agrees that Levy, Small & Lallas is representing
--------------------------------------------------------------------------------
only  Silicon  and  not  Borrower  in connection with this Agreement.  If either
---------------------------------------------------------------------
Silicon or Borrower files any lawsuit against the other predicated on a breach of this Agreement, the prevailing party in such action shall be entitled to recover its reasonable costs and attorneys' fees, including (but not limited to) reasonable attorneys' fees and costs incurred in the enforcement of, execution upon or defense of any order, decree, award or judgment. All attorneys' fees and costs to which Silicon may be entitled pursuant to this Paragraph shall immediately become part of Borrower's Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations.

  9.13 BENEFIT OF AGREEMENT. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors, assigns, heirs, beneficiaries and representatives of Borrower and Silicon; provided, however, that Borrower may not assign or transfer any of its rights under this Agreement without the prior written consent of Silicon, and any prohibited assignment shall be void. No consent by Silicon to any assignment shall release Borrower from its liability for the Obligations.

  9.14 JOINT AND SEVERAL LIABILITY. If Borrower consists of more than one Person, their liability shall be joint and several, and the compromise of any claim with, or the release of, any Borrower shall not constitute a compromise with, or a release of, any other Borrower.

  9.15 LIMITATION OF ACTIONS. Any claim or cause of action by Borrower against Silicon, its directors, officers, employees, agents, accountants or attorneys, based upon, arising from, or relating to this Loan Agreement, or any other present or future document or agreement, or any other transaction contemplated hereby or thereby or relating hereto or thereto, or any other matter, cause or thing whatsoever, occurred, done, omitted or suffered to be done by Silicon, its directors, officers, employees, agents, accountants or attorneys, shall be barred unless asserted by Borrower by the commencement of an action or proceeding in a court of competent jurisdiction by the filing of a complaint within * after the first act, occurrence or omission upon which such claim or cause of action, or any part thereof, is based, and the service of a summons and complaint on an officer of Silicon, or on any other person authorized to accept service on behalf of Silicon, within thirty (30) days thereafter. Borrower agrees that such ** period is a reasonable and sufficient time for Borrower to investigate and act upon any such claim or cause of action. The ** period provided herein shall not be waived, tolled, or extended except by the written consent of Silicon in its sole discretion. This provision shall survive any termination of this Loan Agreement or any other present or future agreement.

  *TWO  YEARS

  **TWO-YEAR

  9.16 PARAGRAPH HEADINGS; CONSTRUCTION. Paragraph headings are only used in this Agreement for convenience. Borrower and Silicon acknowledge that the headings may not describe completely the subject matter of the applicable paragraph, and the headings shall not be used in any manner to construe, limit, define or interpret any term or provision of this Agreement. The term "including", whenever used in this Agreement, shall mean "including (but not limited to)". * This Agreement has been fully reviewed and negotiated between the parties and no uncertainty or ambiguity in any term or provision of this Agreement shall be construed strictly against Silicon or Borrower under any rule of construction or otherwise.

  * FOR PURPOSES OF THIS AGREEMENT, DEFAULTS AND EVENTS OF DEFAULT ARE DEEMED "CONTINUING" (OR VARIATIONS OF SUCH TERM) AFTER THEY OCCUR, UNLESS AND UNTIL THEY ARE WAIVED IN WRITING BY SILICON OR CURED WITHIN ANY APPLICABLE CURE PERIOD.

  9.17 GOVERNING LAW; JURISDICTION; VENUE. This Agreement and all acts and transactions hereunder and all rights and obligations of Silicon and Borrower shall be governed by the laws of the State of California. As a material part of the consideration to Silicon to enter into this Agreement, Borrower (i) agrees that all actions and proceedings relating directly or indirectly to this Agreement shall, at Silicon's option, be litigated in courts located within California, and that the exclusive venue therefor shall be Santa Clara County;
(ii) consents to the jurisdiction and venue of any such court and consents to service of process in any such action or proceeding by personal delivery or any other method permitted by law; and (iii) waives any and all rights Borrower may have to object to the jurisdiction of any such court, or to transfer or change the venue of any such action or proceeding.

  9.18 MUTUAL WAIVER OF JURY TRIAL. BORROWER AND SILICON EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO, THIS AGREEMENT OR ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN SILICON AND BORROWER, OR ANY CONDUCT, ACTS OR OMISSIONS OF SILICON OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH SILICON OR BORROWER, IN ALL OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

BORROWER:

   GENUS, INC.


   BY
     --------------------------
     PRESIDENT  OR  VICE  PRESIDENT


SILICON:

   SILICON  VALLEY  BANK


   BY
     --------------------------
   TITLE
        ----------------------------

SILICON VALLEY BANK

                                  SCHEDULE TO

                   LOAN AND SECURITY AGREEMENT (EXIM PROGRAM)


BORROWER: GENUS, INC.

ADDRESS: 1139 KARLSTAD DR.
     SUNNYVALE, CA 94089



DATE:          NOVEMBER    , 2001
                       ----
This Schedule forms an integral part of the Loan and Security Agreement between Silicon Valley Bank and the above-borrower of even date.
================================================================================

1. CREDIT LIMIT
     (Section 1.1):      An amount not to exceed the lesser of a total of
                         $7,500,000 at any one time outstanding (the "Maximum
                         Credit Limit"), or the sum or (a) and (b) below:

                              (a) 85% of the amount of Borrower's Eligible
                              Receivables (as defined in Section 8 above), plus

                              (b) an amount not to exceed the lesser of:

                                   (1) 70% of the value of Borrower's Eligible Inventory (as defined in Section 8 above), calculated at the lower of cost or market value and determined on a first-in, first-out basis, or

                                   (2)  $3,000,000.

                         Provided that (i) the total Loans under Section 1(b) above shall not at any time exceed 60% of the total Loans outstanding under Sections 1(a) and 1(b) above combined, and (ii) the total outstanding Obligations under this Loan Agreement and under the Non-Exim Agreement (as defined below) shall not at any time exceed $10,000,000 (the "Overall Credit Limit").

LETTER OF CREDIT SUBLIMIT
(Section 1.5):           $3,000,000, provided that the total Letter of Credit
                         Sublimit and the Foreign Exchange Contract Sublimit shall not, at any time, exceed $3,000,000.

FOREIGN EXCHANGE
CONTRACT SUBLIMIT        $3,000,000, provided that the total Letter of Credit
                         Sublimit and the Foreign Exchange Contract Sublimit shall not, at any time, exceed $3,000,000.
Borrower may enter into foreign exchange forward contracts with Silicon, on its standard forms, under which Borrower commits to purchase from or sell to Silicon a set amount of foreign currency more than one business day after the contract date (the "FX Forward Contracts"); provided that (1) at the time the FX Forward Contract is entered into Borrower has Loans available to it under this Agreement in an amount at least equal to 10% of the amount of the FX Forward Contract; (2) the total FX Forward Contracts at any one time outstanding may not exceed 10 times the amount of the Foreign Exchange Contract Sublimit set forth above. Silicon shall have the right to withhold, from the Loans otherwise available to


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Borrower under this Agreement, a reserve (which shall be in addition to all other reserves) in an amount equal to 10% of the total FX Forward Contracts from time to time outstanding, and in the event at any time there are insufficient Loans available to Borrower for such reserve, Borrower shall deposit and maintain with Silicon cash collateral in an amount at all times equal to such deficiency, which shall be held as Collateral for all purposes of this Agreement. Silicon may, in its discretion, terminate the FX Forward Contracts at any time that an Event of Default occurs and is continuing. Borrower shall execute all standard form applications and agreements of Silicon in connection with the FX Forward Contracts, and without limiting any of the terms of such applications and agreements, Borrower shall pay all standard fees and charges of Silicon in connection with the FX Forward Contracts.

================================================================================

2. INTEREST.

     INTEREST RATE (Section 1.2):

                         A rate equal to the "Prime Rate" in effect from time to time, plus 1.75% per annum. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate;" it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

     MINIMUM MONTHLY
     INTEREST (Section 1.2): None.

================================================================================

3. FEES (Section 1.4):

          LOAN FEE:      $112,500, payable concurrently herewith.

     COLLATERAL MONITORING
     FEE: $750 per month, payable in arrears (prorated for any partial month at the beginning and at termination of this Agreement).

================================================================================

4. MATURITY DATE
     (Section 6.1):      One year from the date of this Agreement.
================================================================================

5. FINANCIAL COVENANTS
     (Section 5.1):      Borrower shall comply with each of the financial
                         covenants set forth in the Non-Exim Agreement (as
                         defined below).
================================================================================

6. REPORTING.
      (Section 5.3):

                    Borrower shall provide Silicon with the following:

                    1. Monthly Receivable agings, aged by invoice date, within fifteen days after the end of each month.

                    2. Monthly accounts payable agings, aged by invoice date, and outstanding or held check registers, if any, within fifteen days after the end of each month.

                    3. Monthly reconciliations of Receivable agings (aged by invoice date), transaction reports, and general ledger, within fifteen days after the end of each month.

                    4. Monthly perpetual inventory reports for the Inventory valued on a first-in, first-out basis at the lower of cost or market (in accordance with generally accepted accounting principles) or such other inventory reports as are reasonably requested by Silicon, all within fifteen days after the end of each month.


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
                    5. Monthly unaudited financial statements, as soon as available, and in any event within thirty days after the end of each month.

                    6. Monthly Compliance Certificates, within thirty days after the end of each month, in such form as Silicon shall reasonably specify, signed by the Chief Financial Officer of Borrower, certifying that as of the end of such month Borrower was in full compliance with all of the terms and conditions of this Agreement, and setting forth calculations showing compliance with the financial covenants set forth in this Agreement and such other information as Silicon shall reasonably request, including, without limitation, a statement that at the end of such month there were no held checks.

                    7. Quarterly unaudited financial statements, as soon as available, and in any event within forty-five days after the end of each fiscal quarter of Borrower.

                    8. Annual operating budgets (including income statements, balance sheets and cash flow statements, by month) for the upcoming fiscal year of Borrower within thirty days prior to the end of each fiscal year of Borrower.

                    9. Annual financial statements, as soon as available, and in any event within 120 days following the end of Borrower's fiscal year, certified by independent certified public accountants acceptable to Silicon.
================================================================================

7. COMPENSATION
     (Section 5.5):      Without Silicon's prior written consent, Borrower shall
                         not pay total compensation, including salaries,
                         withdrawals, fees, bonuses, commissions, drawing
                         accounts and other payments, whether directly or
                         indirectly, in money or otherwise, during any fiscal
                         year to all of Borrower's executives, officers and
                         directors (or any relative thereof) as a group in
                         excess of 115% of the total amount thereof in the prior
                         fiscal year.
================================================================================

8. BORROWER INFORMATION:

    PRIOR NAMES OF
    BORROWER
    (Section 3.2):            As set forth in the Borrower's Representations and
                              Warranties dated November 5, 2001.


    PRIOR TRADE
    NAMES OF BORROWER
    (Section 3.2):            As set forth in the Borrower's Representations and
                              Warranties dated November 5, 2001.

    EXISTING TRADE
    NAMES OF BORROWER
    (Section 3.2):            As set forth in the Borrower's Representations and
                              Warranties dated November 5, 2001.

    OTHER LOCATIONS AND
    ADDRESSES (Section 3.3):  As set forth in the Borrower's Representations and
                              Warranties dated November 5, 2001.

    MATERIAL ADVERSE
    LITIGATION (Section 3.10): None.

================================================================================

9. EXIM PROVISIONS:

                         (5) EXIM GUARANTY. Prior to the first disbursement of any Loans hereunder, Borrower shall cause the Export Import Bank of the United States (the "Exim Bank") to guarantee the Loans made under this Agreement, pursuant to a Master Guarantee Agreement, Loan Authorization Agreement and (to the extent applicable) Delegated Authority Letter Agreement (collectively, the "Exim Guaranty"), and Borrower shall cause the Exim Guaranty to be in full force and effect throughout the term of this Agreement and so long as any Loans hereunder are outstanding. If, for any reason, the Exim Guaranty shall cease to be in full force and effect, of if the Exim Bank declares the Exim Guaranty void or revokes any obligations thereunder or denies liability thereunder, any such event shall constitute an Event of Default under this Agreement. Nothing in any confidentiality agreement in this Agreement or in any other agreement shall restrict Silicon's right to make disclosures and provide information to the Exim Bank in connection with the Exim Guaranty.

                         (6) EXIM BORROWER AGREEMENT; COSTS. Borrower shall, concurrently execute and deliver a Borrower Agreement, in the form specified by the Exim Bank, in favor of Silicon and the Exim Bank (the "Exim Borrower Agreement"). This Agreement is subject to all of the terms and conditions of the Exim Borrower Agreement, all of which are hereby incorporated herein by this reference. Borrower expressly agrees to perform all of the obligations and comply with all of the affirmative and negative covenants and all other terms and conditions set forth in the Exim Borrower Agreement as though the same were expressly set forth herein. In the event of any conflict between the terms of the Exim Borrower Agreement and the other terms of this Agreement, whichever terms are more restrictive shall apply. Borrower shall reimburse Silicon for all fees and all out of pocket costs and expenses incurred by Silicon with respect to the Exim Guaranty and the Exim Borrower Agreement, including without limitation all facility fees and usage fees, and Silicon is authorized to debit Borrower's account with Silicon for such fees, costs and expenses when paid by Silicon.

                         (7) NON-EXIM AGREEMENT; CROSS-COLLATERALIZATION; CROSS-DEFAULT. Silicon and the Borrower are parties to that certain Loan and Security Agreement of even date (the "Non-Exim Agreement"). Both this Agreement and the Non-Exim Agreement shall continue in full force and effect, and all rights and remedies under this Agreement and the Non-Exim Agreement are cumulative. The term "Obligations" as used in this Agreement and in the Non-Exim Agreement shall include without limitation the obligation to pay when due all Loans made pursuant to this Agreement (the "Exim Loans") and all interest thereon and the obligation to pay when due all Loans made pursuant to the Non-Exim Agreement (the "Non-Exim Loans") and all interest thereon. Without limiting the generality of the foregoing, all "Collateral" as defined in this Agreement and as defined in the Non-Exim Agreement shall secure all Exim Loans and all Non-Exim Loans and all interest thereon, and all other Obligations. Any Event of Default under this Agreement shall also constitute an Event of Default under the Non-Exim Agreement, and any Event of

                         Default under the Non-Exim Agreement shall also constitute an Event of Default under this Agreement. In the event Silicon assigns its rights under this Agreement and/or under any Note evidencing Exim Loans and/or its rights under the Non-Exim Agreement and/or under any Note evidencing Non-Exim Loans, to any third party, including without limitation the Exim Bank, whether before or after the occurrence of any Event of Default, Silicon shall have the right (but not any obligation), in its sole discretion, to allocate and apportion Collateral to the Agreement and/or Note assigned and to specify the priorities of the respective security interests in such Collateral between itself and the assignee, all without notice to or consent of the Borrower.


================================================================================

10. OTHER COVENANTS
     (Section 5.1):      Borrower shall at all times comply with all of the
                         following additional covenants:

                         (1) BANKING AND INVESTMENT RELATIONSHIP. Borrower shall at all times maintain its primary banking and investment relationship with Silicon and shall maintain all of its funds (including without limitation all deposit accounts and all investment funds) with Silicon.

                    (a) SUBORDINATION OF INSIDE DEBT. All present and future indebtedness of Borrower to its officers, directors and shareholders ("Inside Debt") shall, at all times, be subordinated to the Obligations pursuant to a subordination agreement on Silicon's standard form. Borrower represents and warrants that there is no Inside Debt presently outstanding. Prior to incurring any Inside Debt in the future, Borrower shall cause the person to whom such Inside Debt will be owed to execute and deliver to Silicon a subordination agreement on Silicon's standard form.

                    (b) COPYRIGHT FILINGS. Concurrently, Borrower is executing and delivering to Silicon a Collateral Assignment, Patent Mortgage and Security Agreement between Borrower and Silicon (the "Intellectual Property Agreement"). Within 60 days after the date hereof, Borrower shall
                         (i) cause all of its computer software, the licensing of which results in Receivables, to be registered with the United States Copyright Office, (ii) complete the Exhibits to the Intellectual Property Agreement with all of the information called for with respect to such software and all other copyrights, (iii) cause the Intellectual Property Agreement to be recorded in the United States Copyright Office, and (iv) provide evidence of such recordation to Silicon.

                         (8) BARCLAYS FINANCING STATEMENT. Borrower represents and warrants that (i) the UCC-1 Financing Statement filed in the Office of the California
                              Secretary of State on January 18, 1999 with respect to "Genus, Inc." in favor of Barclays Bank, PLC (File No 933360012) does not relate to Borrower, (ii) Borrower understands that said financing statement relates to a Wisconsin corporation, Genus, Inc., (iii) Borrower has no ownership or other interest in, or relationship with, said Wisconsin corporation, (iv) Borrower has no indebtedness to Barclays Bank PLC, and (v) Borrower has not and will not grant any security interest in any of its assets to Barclays Bank, PLC during the term of this Agreement and so long as any of the Obligations remain outstanding.

Borrower:                                         Silicon:


GENUS,  INC.                                   SILICON  VALLEY  BANK


By                                             By
  ----------------------------------             -------------------------------
 President  or  Vice  President                Title
                                                    ----------------------------



                                     ANNEX B
                     EXPORT-IMPORT BANK OF THE UNITED STATES
                        WORKING CAPITAL GUARANTEE PROGRAM
                               BORROWER AGREEMENT

     THIS BORROWER AGREEMENT (this "Agreement") is made and entered into by the entity identified as Borrower on the signature page hereof ("Borrower") in favor of the Export-Import Bank of the United States ("Ex-Im Bank") and the institution identified as Lender on the signature page hereof ("Lender").
                                    RECITALS
     Borrower has requested that Lender establish a Loan Facility in favor of Borrower for the purposes of providing Borrower with pre-export working capital to finance the manufacture, production or purchase and subsequent export sale of Items.
     It is a condition to the establishment of such Loan Facility that Ex-Im Bank guarantee the payment of ninety percent (90%) of certain credit accommodations subject to the terms and conditions of a Master Guarantee Agreement, the Loan Authorization Agreement, and to the extent applicable, the Delegated Authority Letter Agreement.
     Borrower is executing this Agreement for the benefit of Lender and Ex-Im Bank in consideration for and as a condition to Lender's establishing the Loan Facility and Ex-Im Bank's agreement to guarantee such Loan Facility pursuant to the Master Guarantee Agreement.
     NOW, THEREFORE, Borrower hereby agrees as follows:

                                   DEFINITIONS
DEFINITION OF TERMS.  AS USED IN THIS AGREEMENT, INCLUDING THE RECITALS TO THIS
-------------------
AGREEMENT AND THE LOAN AUTHORIZATION AGREEMENT, THE FOLLOWING TERMS SHALL HAVE THE FOLLOWING MEANINGS:
     "Accounts Receivable" shall mean all of Borrower's now owned or hereafter acquired (a) "accounts" (as such term is defined in the UCC), other receivables, book debts and other forms of obligations, whether arising out of goods sold or services rendered or from any other transaction; (b) rights in, to and under all purchase orders or receipts for goods or services; (c) rights to any goods represented or purported to be represented by any of the foregoing (including unpaid sellers' rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods); (d) moneys due or to become due to such Borrower under all purchase orders and contracts for the sale of goods or the performance of services or both by Borrower (whether or not yet earned by performance on the part of Borrower), including the proceeds of the foregoing; (e) any notes, drafts, letters of credit, insurance proceeds or other instruments, documents and writings evidencing or supporting the foregoing; and (f) all collateral security and guarantees of any kind given by any other Person with respect to any of the foregoing.

     "Advance Rate" shall mean the rate specified in Section 5(C) of the Loan Authorization Agreement for each category of Collateral.
     "Business Day" shall mean any day on which the Federal Reserve Bank of New York is open for business.
     "Buyer" shall mean a Person that has entered into one or more Export Orders with Borrower.
     "Collateral" shall mean all property and interest in property in or upon which Lender has been granted a Lien as security for the payment of all the Loan Facility Obligations including the Collateral identified in Section 6 of the Loan Authorization Agreement and all products and proceeds (cash and non-cash) thereof.
     "Commercial Letters of Credit" shall mean those letters of credit subject to the UCP payable in Dollars and issued or caused to be issued by Lender on behalf of Borrower under a Loan Facility for the benefit of a supplier(s) of Borrower in connection with Borrower's purchase of goods or services from the supplier in support of the export of the Items.
     "Country Limitation Schedule" shall mean the schedule published from time to time by Ex-Im Bank and provided to Borrower by Lender which sets forth on a country by country basis whether and under what conditions Ex-Im Bank will provide coverage for the financing of export transactions to countries listed therein.
     "Credit Accommodation Amount" shall mean, the sum of (a) the aggregate outstanding amount of Disbursements and (b) the aggregate outstanding face amount of Letter of Credit Obligations.
     "Credit Accommodations" shall mean, collectively, Disbursements and Letter of Credit Obligations.
     "Debarment Regulations" shall mean, collectively, (a) the Governmentwide Debarment and Suspension (Nonprocurement) regulations (Common Rule), 53 Fed. Reg. 19204 (May 26, 1988), (b) Subpart 9.4 (Debarment, Suspension, and Ineligibility) of the Federal Acquisition Regulations, 48 C.F.R. 9.400-9.409 and
(c) the revised Governmentwide Debarment and Suspension (Nonprocurement) regulations (Common Rule), 60 Fed. Reg. 33037 (June 26, 1995).
     "Delegated Authority Letter Agreement" shall mean the Delegated Authority Letter Agreement, if any, between Ex-Im Bank and Lender.
     "Disbursement" shall mean, collectively, (a) an advance of a working capital loan from Lender to Borrower under the Loan Facility, and (b) an advance to fund a drawing under a Letter of Credit issued or caused to be issued by Lender for the account of Borrower under the Loan Facility.
     "Dollars" or "$" shall mean the lawful currency of the United States. "Effective Date" shall mean the date on which (a) the Loan Documents are executed by Lender and Borrower or the date, if later, on which agreements are executed by Lender and Borrower adding the Loan Facility to an existing working capital loan arrangement between Lender and Borrower and (b) all of the conditions to the making of the initial Credit Accommodations under the Loan Documents or any amendments thereto have been satisfied.
     "Eligible Export-Related Accounts Receivable" shall mean an Export-Related Account Receivable which is acceptable to Lender and which is deemed to be eligible pursuant to the Loan Documents, but in no event shall Eligible Export-Related Accounts Receivable include any Account Receivable:
     (a) that does not arise from the sale of Items in the ordinary course of Borrower's business;
     (b) that is not subject to a valid, perfected first priority Lien in favor of Lender;
     (c) as to which any covenant, representation or warranty contained in the Loan Documents with respect to such Account Receivable has been breached;
     (d) that is not owned by Borrower or is subject to any right, claim or interest of another Person other than the Lien in favor of Lender;
     (e) with respect to which an invoice has not been sent;
     (f) that arises from the sale of defense articles or defense services;
     (g) that is due and payable from a Buyer located in a country with which Ex-Im Bank is prohibited from doing business as designated in the Country Limitation Schedule;
     (h) that does not comply with the requirements of the Country Limitation Schedule;
     (i) that is due and payable more than one hundred eighty (180) days from the date of the invoice;
     (j) that is not paid within sixty (60) calendar days from its original due date, unless it is insured through Ex-Im Bank export credit insurance for comprehensive commercial and political risk, or through Ex-Im Bank approved private insurers for comparable coverage, in which case it is not paid within ninety (90) calendar days from its due date;
     (k) that arises from a sale of goods to or performance of services for an employee of Borrower, a stockholder of Borrower, a subsidiary of Borrower, a Person with a controlling interest in Borrower or a Person which shares common controlling ownership with Borrower;
     (l) that is backed by a letter of credit unless the Items covered by the subject letter of credit have been shipped;

     (m) that Lender or Ex-Im Bank, in its reasonable judgment, deems uncollectible for any reason;
     (n) that is due and payable in a currency other than Dollars, except as may be approved in writing by Ex-Im Bank;
     (o) that is due and payable from a military Buyer, except as may be approved in writing by Ex-Im Bank;
     (p) that does not comply with the terms of sale set forth in Section 7 of the Loan Authorization Agreement;
     (q) that is due and payable from a Buyer who (i) applies for, suffers, or consents to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property or calls a meeting of its creditors, (ii) admits in writing its inability, or is generally unable, to pay its debts as they become due or ceases operations of its present business, (iii) makes a general assignment for the
benefit of creditors,     (iv) commences a voluntary case under any state or
federal bankruptcy laws (as now or hereafter in effect), (v) is adjudicated as bankrupt or insolvent, (vi) files a petition seeking to take advantage of any other law providing for the relief of debtors, (vii) acquiesces to, or fails to have dismissed, any petition which is filed against it in any involuntary case under such bankruptcy laws, or (viii) takes any action for the purpose of effecting any of the foregoing;
     (r) that arises from a bill-and-hold, guaranteed sale, sale-and-return, sale on approval, consignment or any other repurchase or return basis or is evidenced by chattel paper;
(s) for which the Items giving rise to such Account Receivable have not been shipped and delivered to and accepted by the Buyer or the services giving rise to such Account Receivable have not been performed by Borrower and accepted by the Buyer or the Account Receivable otherwise does not represent a final sale;
     (t) that is subject to any offset, deduction, defense, dispute, or counterclaim or the Buyer is also a creditor or supplier of Borrower or the Account Receivable is contingent in any respect or for any reason;
     (u) for which Borrower has made any agreement with the Buyer for any deduction therefrom, except for discounts or allowances made in the ordinary course of business for prompt payment, all of which discounts or allowances are reflected in the calculation of the face value of each respective invoice related thereto; or
     (v) for which any of the Items giving rise to such Account Receivable have been returned, rejected or repossessed.
     "Eligible Export-Related Inventory" shall mean Export-Related Inventory which is acceptable to Lender and which is deemed to be eligible pursuant to the Loan Documents, but in no event shall Eligible Export-Related Inventory include any Inventory:
     (a) that is not subject to a valid, perfected first priority Lien in favor of Lender;
     (b) that is located at an address that has not been disclosed to Lender in writing;
     (c) that is placed by Borrower on consignment or held by Borrower on consignment from another Person;
     (d) that is in the possession of a processor or bailee, or located on premises leased or subleased to Borrower, or on premises subject to a mortgage in favor of a Person other than Lender, unless such processor or bailee or mortgagee or the lessor or sublessor of such premises, as the case may be, has executed and delivered all documentation which Lender shall require to evidence the subordination or other limitation or extinguishment of such Person's rights with respect to such Inventory and Lender's right to gain access thereto;
     (e) that is produced in violation of the Fair Labor Standards Act or subject to the "hot goods" provisions contained in 29 US.C.Sec.215 or any successor statute or section;
     (f) as to which any covenant, representation or warranty with respect to such Inventory contained in the Loan Documents has been breached;
     (g)     that is not located in the United States;
     (h)     that is demonstration Inventory;
     (i) that consists of proprietary software (i.e. software designed solely for Borrower's internal use and not intended for resale);
     (j) that is damaged, obsolete, returned, defective, recalled or unfit for further processing;
     (k)     that has been previously exported from the United States;
     (l)     that constitutes defense articles or defense services;
     (m) that is to be incorporated into Items destined for shipment to a country as to which Ex-Im Bank is prohibited from doing business as designated in the Country Limitation Schedule;
     (n) that is to be incorporated into Items destined for shipment to a Buyer located in a country in which Ex-Im Bank coverage is not available for commercial reasons as designated in the Country Limitation Schedule, unless and only to the extent that such Items are to be sold to such country on terms of a letter of credit confirmed by a bank acceptable to Ex-Im Bank; or
     (o) that is to be incorporated into Items whose sale would result in an Account Receivable which would not be an Eligible Export-Related Account Receivable.

     "Eligible Person" shall mean a sole proprietorship, partnership, limited liability partnership, corporation or limited liability company which (a) is domiciled, organized, or formed, as the case may be, in the United States; (b) is in good standing in the state of its formation or otherwise authorized to conduct business in the United States; (c) is not currently suspended or debarred from doing business with the United States government or any instrumentality, division, agency or department thereof; (d) exports or plans to export Items; (e) operates and has operated as a going concern for at least one
(1) year; (f) has a positive tangible net worth determined in accordance with GAAP; and (g) has revenue generating operations relating to its core business activities for at least one year.
     "ERISA" shall mean the Employee Retirement Income Security Act of 1974 and the rules and regulations promulgated thereunder.
     "Export Order" shall mean a written export order or contract for the purchase by the Buyer from Borrower of any of the Items.
     "Export-Related Accounts Receivable" shall mean those Accounts Receivable arising from the sale of Items which are due and payable to Borrower in the United States.
     "Export-Related Accounts Receivable Value" shall mean, at the date of determination thereof, the aggregate face amount of Eligible Export-Related Accounts Receivable less taxes, discounts, credits, allowances and Retainages, except to the extent otherwise permitted by Ex-Im Bank in writing.
     "Export-Related Borrowing Base" shall mean, at the date of determination thereof, the sum of (a) the Export-Related Inventory Value multiplied by the Advance Rate applicable to Export-Related Inventory set forth in Section 5(C)(1) of the Loan Authorization Agreement, (b) the Export-Related Accounts Receivable Value multiplied by the Advance Rate applicable to Export-Related Accounts Receivable set forth in Section 5(C)(2) of the Loan Authorization Agreement, (c) if permitted by Ex-Im Bank in writing, the Retainage Value multiplied by the Retainage Advance Rate set forth in Section 5(C)(3) of the Loan Authorization Agreement and (d) the Other Assets Value multiplied by the Advance Rate applicable to Other Assets set forth in Section 5(C)(4) of the Loan Authorization Agreement.
     "Export-Related Borrowing Base Certificate" shall mean a certificate in the form provided or approved by Lender, executed by Borrower and delivered to Lender pursuant to the Loan Documents detailing the Export-Related Borrowing Base supporting the Credit Accommodations which reflects, to the extent included in the Export-Related Borrowing Base, Export-Related Accounts Receivable, Eligible Export-Related Accounts Receivable, Export-Related Inventory and Eligible Export-Related Inventory balances that have been reconciled with Borrower's general ledger, Accounts Receivable aging report and Inventory schedule.
     "Export-Related General Intangibles" shall mean those General Intangibles necessary or desirable to or for the disposition of Export-Related Inventory.
     "Export-Related Inventory" shall mean the Inventory of Borrower located in the United States that has been purchased, manufactured or otherwise acquired by Borrower for resale pursuant to Export Orders.
     "Export-Related Inventory Value" shall mean, at the date of determination thereof, the lower of cost or market value of Eligible Export-Related Inventory of Borrower as determined in accordance with GAAP.
     "Final Disbursement Date" shall mean, unless subject to an extension of such date agreed to by Ex-Im Bank, the last date on which Lender may make a Disbursement set forth in Section 10 of the Loan Authorization Agreement or, if such date is not a Business Day, the next succeeding Business Day; provided,
                                                                   --------
however, to the extent that Lender has not received cash collateral or an
-------
indemnity with respect to Letter of Credit Obligations outstanding on the Final Disbursement Date, the Final Disbursement Date with respect to an advance to fund a drawing under a Letter of Credit shall be no later than thirty (30) Business Days after the expiry date of the Letter of Credit related thereto.
     "GAAP" shall mean the generally accepted accounting principles issued by the American Institute of Certified Public Accountants as in effect from time to time.
     "General Intangibles" shall mean all intellectual property and other "general intangibles" (as such term is defined in the UCC) necessary or desirable to or for the disposition of Inventory.
     "Guarantor" shall mean each Person, if any, identified in Section 3 of the Loan Authorization Agreement who shall guarantee (jointly and severally if more than one) the payment and performance of all or a portion of the Loan Facility Obligations.
     "Guaranty Agreement" shall mean a valid and enforceable agreement of guaranty executed by each Guarantor in favor of Lender.
     "Inventory" shall mean all "inventory" (as such term is defined in the UCC), now or hereafter owned or acquired by Borrower, wherever located, including all inventory, merchandise, goods and other personal property which are held by or on behalf of Borrower for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or


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consumed in Borrower's business or in the processing, production, packaging, promotion, delivery or shipping of the same, including other supplies.
     "ISP" shall mean the International Standby Practices-ISP98, International Chamber of Commerce Publication No. 590 and any amendments and revisions thereof.
     "Issuing Bank" shall mean the bank that issues a Letter of Credit, which bank is Lender itself or a bank that Lender has caused to issue a Letter of Credit by way of guarantee.
     "Items" shall mean the finished goods or services which are intended for export from the United States, as specified in Section 4(A) of the Loan Authorization Agreement.
     "Letter of Credit" shall mean a Commercial Letter of Credit or a Standby Letter of Credit.
     "Letter of Credit Obligations" shall mean all outstanding obligations incurred by Lender, whether direct or indirect, contingent or otherwise, due or not due, in connection with the issuance or guarantee by Lender or the Issuing Bank of Letters of Credit.
     "Lien" shall mean any mortgage, security deed or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, security title, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the UCC or comparable law of any jurisdiction) by which property is encumbered or otherwise charged.
     "Loan Agreement" shall mean a valid and enforceable agreement between Lender and Borrower setting forth the terms and conditions of the Loan Facility.
     "Loan Authorization Agreement" shall mean the Loan Authorization Agreement entered into between Lender and Ex-Im Bank or the Loan Authorization Notice setting forth certain terms and conditions of the Loan Facility, a copy of which is attached hereto as Annex A.
     "Loan Authorization Notice" shall mean the Loan Authorization Notice executed by Lender and delivered to Ex-Im Bank in accordance with the Delegated Authority Letter Agreement setting forth the terms and conditions of each Loan Facility.
     "Loan Documents" shall mean the Loan Authorization Agreement, the Loan Agreement, this Agreement, each promissory note (if applicable), each Guaranty Agreement, and all other instruments, agreements and documents now or hereafter executed by Borrower or any Guarantor evidencing, securing, guaranteeing or otherwise relating to the Loan Facility or any Credit Accommodations made thereunder.
     "Loan Facility" shall mean the Revolving Loan Facility, the Transaction Specific Loan Facility or the Transaction Specific Revolving Loan Facility established by Lender in favor of Borrower under the Loan Documents.
     "Loan Facility Obligations" shall mean all loans, advances, debts, expenses, fees, liabilities, and obligations for the performance of covenants, tasks or duties or for payment of monetary amounts (whether or not such performance is then required or contingent, or amounts are liquidated or determinable) owing by Borrower to Lender, of any kind or nature, present or future, arising in connection with the Loan Facility.
     "Loan Facility Term" shall mean the number of months from the Effective Date to the Final Disbursement Date as originally set forth in the Loan Authorization Agreement.
     "Master Guarantee Agreement" shall mean the Master Guarantee Agreement between Ex-Im Bank and Lender, as amended, modified, supplemented and restated from time to time.
     "Material Adverse Effect" shall mean a material adverse effect on (a) the business, assets, operations, prospects or financial or other condition of Borrower or any Guarantor, (b) Borrower's ability to pay or perform the Loan Facility Obligations in accordance with the terms thereof, (c) the Collateral or Lender's Liens on the Collateral or the priority of such Lien or (d) Lender's rights and remedies under the Loan Documents.
     "Maximum Amount" shall mean the maximum principal balance of Credit Accommodations that may be outstanding at any time under the Loan Facility specified in Section 5(A) of the Loan Authorization Agreement.
     "Other Assets" shall mean the Collateral, if any, described in Section 5(C)(4) of the Loan Authorization Agreement.
     "Other Assets Value" shall mean, at the date of determination thereof, the value of the Other Assets as determined in accordance with GAAP.
     "Permitted Liens" shall mean (a) Liens for taxes, assessments or other governmental charges or levies not delinquent, or, being contested in good faith and by appropriate proceedings and with respect to which proper reserves have been taken by Borrower; provided, that, the Lien shall have no effect on the
                        --------  ----
priority of the Liens in favor of Lender or the value of the assets in which Lender has such a Lien and a stay of enforcement of any such Lien shall be in effect; (b) deposits or pledges securing obligations under worker's compensation, unemployment insurance, social security or public liability laws or similar legislation; (c) deposits or pledges securing bids, tenders,


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contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds and other obligations of like nature arising in the ordinary course of Borrower's business; (d) judgment Liens that have been stayed or bonded; (e) mechanics', workers', materialmen's or other like Liens arising in the ordinary course of Borrower's business with respect to obligations which are not due; (f) Liens placed upon fixed assets hereafter acquired to secure a portion of the purchase price thereof, provided, that, any such Lien shall not encumber any other property of Borrower; (g) security interests being terminated concurrently with the execution of the Loan Documents; (h) Liens in favor of Lender securing the Loan Facility Obligations; and (i) Liens disclosed in Section 6(D) of the Loan Authorization Agreement.
     "Person" shall mean any individual, sole proprietorship, partnership, limited liability partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, entity or government (whether national, federal, provincial, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof), and shall include such Person's successors and assigns.
     "Principals" shall mean any officer, director, owner, partner, key employee, or other Person with primary management or supervisory responsibilities with respect to Borrower or any other Person (whether or not an employee) who has critical influence on or substantive control over the transactions covered by this Agreement.
     "Retainage" shall mean that portion of the purchase price of an Export Order that a Buyer is not obligated to pay until the end of a specified period of time following the satisfactory performance under such Export Order.
     "Retainage Accounts Receivable" shall mean those portions of Eligible Export-Related Accounts Receivable arising out of a Retainage.
     "Retainage Advance Rate" shall mean the percentage rate specified in
Section 5(C)(3) of the Loan Authorization Agreement as the Advance Rate for the Retainage Accounts Receivable of Borrower.
     "Retainage Value" shall mean, at the date of determination thereof, the aggregate face amount of Retainage Accounts Receivable, less taxes, discounts, credits and allowances, except to the extent otherwise permitted by Ex-Im Bank in writing.
     "Revolving Loan Facility" shall mean the credit facility or portion thereof established by Lender in favor of Borrower for the purpose of providing pre-export working capital in the form of loans and/or Letters of Credit to finance the manufacture, production or purchase and subsequent export sale of Items pursuant to Loan Documents under which Credit Accommodations may be made and repaid on a continuous basis based solely on the Export-Related Borrowing Base during the term of such credit facility.
     "Special Conditions" shall mean those conditions, if any, set forth in
Section 13 of the Loan Authorization Agreement.
     "Specific Export Orders" shall mean those Export Orders specified in
Section 5(D) of the Loan Authorization Agreement.
     "Standby Letter of Credit" shall mean those letters of credit subject to the ISP or UCP issued or caused to be issued by Lender for Borrower's account that can be drawn upon by a Buyer only if Borrower fails to perform all of its obligations with respect to an Export Order.
     "Transaction Specific Loan Facility" shall mean a credit facility or a portion thereof established by Lender in favor of Borrower for the purpose of providing pre-export working capital in the form of loans and/or Letters of Credit to finance the manufacture, production or purchase and subsequent export sale of Items pursuant to Loan Documents under which Credit Accommodations are made based solely on the Export-Related Borrowing Base relating to Specific Export Orders and once such Credit Accommodations are repaid they may not be reborrowed.
     "Transaction Specific Revolving Loan Facility" shall mean a Revolving Credit Facility established to provide financing of Specific Export Orders.
     "UCC" shall mean the Uniform Commercial Code as the same may be in effect from time to time in the jurisdiction in which Borrower or Collateral is located.
     "UCP" shall mean the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 and any amendments and revisions thereof.
     "U.S." or "United States" shall mean the United States of America and its territorial possessions.
     "U.S. Content" shall mean with respect to any Item all the labor, materials and services which are of U.S. origin or manufacture, and which are incorporated into an Item in the United States.
     "Warranty" shall mean Borrower's guarantee to Buyer that the Items will function as intended during the warranty period set forth in the applicable Export Order.
     "Warranty Letter of Credit" shall mean a Standby Letter of Credit which is issued or caused to be issued by Lender to support the obligations of Borrower with respect to a Warranty or a Standby Letter of Credit which by its terms becomes a Warranty Letter of Credit.


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
  1.01  RULES  OF  CONSTRUCTION.  FOR  PURPOSES  OF  THIS  AGREEMENT,  THE
        -----------------------
FOLLOWING ADDITIONAL RULES OF CONSTRUCTION SHALL APPLY, UNLESS SPECIFICALLY INDICATED TO THE CONTRARY: (a) WHEREVER FROM THE CONTEXT IT APPEARS APPROPRIATE, EACH TERM STATED IN EITHER THE SINGULAR OR PLURAL SHALL INCLUDE THE SINGULAR AND THE PLURAL, AND PRONOUNS STATED IN THE MASCULINE, FEMININE OR NEUTER GENDER SHALL INCLUDE THE MASCULINE, THE FEMININE AND THE NEUTER; (b) THE TERM "OR" IS NOT EXCLUSIVE; (c) THE TERM "INCLUDING" (OR ANY FORM THEREOF) SHALL NOT BE LIMITING OR EXCLUSIVE; (d) ALL REFERENCES TO STATUTES AND RELATED REGULATIONS SHALL INCLUDE ANY AMENDMENTS OF SAME AND ANY SUCCESSOR STATUTES AND REGULATIONS;
(e) THE WORDS "THIS AGREEMENT", "HEREIN", "HEREOF", "HEREUNDER" OR OTHER WORDS OF SIMILAR IMPORT REFER TO THIS AGREEMENT AS A WHOLE INCLUDING THE SCHEDULES, EXHIBITS, AND ANNEXES HERETO AS THE SAME MAY BE AMENDED, MODIFIED OR SUPPLEMENTED; (f) ALL REFERENCES IN THIS AGREEMENT TO SECTIONS, SCHEDULES, EXHIBITS, AND ANNEXES SHALL REFER TO THE CORRESPONDING SECTIONS, SCHEDULES, EXHIBITS, AND ANNEXES OF OR TO THIS AGREEMENT; AND (g) ALL REFERENCES TO ANY INSTRUMENTS OR AGREEMENTS, INCLUDING REFERENCES TO ANY OF THE LOAN DOCUMENTS, OR THE DELEGATED AUTHORITY LETTER AGREEMENT SHALL INCLUDE ANY AND ALL MODIFICATIONS, AMENDMENTS AND SUPPLEMENTS THERETO AND ANY AND ALL EXTENSIONS OR RENEWALS THEREOF TO THE EXTENT PERMITTED UNDER THIS AGREEMENT.
INCORPORATION OF RECITALS.  THE RECITALS TO THIS AGREEMENT ARE INCORPORATED INTO
-------------------------
AND SHALL CONSTITUTE A PART OF THIS AGREEMENT.

                             OBLIGATIONS OF BORROWER
     Until payment in full of all Loan Facility Obligations and termination of the Loan Documents, Borrower agrees as follows:
USE OF CREDIT ACCOMMODATIONS.  (a) BORROWER SHALL USE CREDIT ACCOMMODATIONS ONLY
----------------------------
FOR THE PURPOSE OF ENABLING BORROWER TO FINANCE THE COST OF MANUFACTURING, PRODUCING, PURCHASING OR SELLING THE ITEMS. BORROWER MAY NOT USE ANY OF THE CREDIT ACCOMMODATIONS FOR THE PURPOSE OF: (i) SERVICING OR REPAYING ANY OF BORROWER'S PRE-EXISTING OR FUTURE INDEBTEDNESS UNRELATED TO THE LOAN FACILITY (UNLESS APPROVED BY EX-IM BANK IN WRITING); (ii) ACQUIRING FIXED ASSETS OR CAPITAL GOODS FOR USE IN BORROWER'S BUSINESS; (iii) ACQUIRING, EQUIPPING OR RENTING COMMERCIAL SPACE OUTSIDE OF THE UNITED STATES; (iv) PAYING THE SALARIES OF NON U.S. CITIZENS OR NON-U.S. PERMANENT RESIDENTS WHO ARE LOCATED IN OFFICES OUTSIDE OF THE UNITED STATES; OR (V) IN CONNECTION WITH A RETAINAGE OR WARRANTY (UNLESS APPROVED BY EX-IM BANK IN WRITING).
     IN ADDITION, NO CREDIT ACCOMMODATION MAY BE USED TO FINANCE THE MANUFACTURE, PURCHASE OR SALE OF ANY OF THE FOLLOWING:
     (i) Items to be sold or resold to a Buyer located in a country as to which Ex-Im Bank is prohibited from doing business as designated in the Country Limitation Schedule;
     (ii) that part of the cost of the Items which is not U.S. Content unless such part is not greater than fifty percent (50%) of the cost of the Items and is incorporated into the Items in the United States;
     (iii) defense articles or defense services; or
     (iv) without Ex-Im Bank's prior written consent, any Items to be used in the construction, alteration, operation or maintenance of nuclear power, enrichment, reprocessing, research or heavy water production facilities.
LOAN DOCUMENTS AND LOAN AUTHORIZATION AGREEMENT.  (a)  EACH LOAN DOCUMENT AND
-----------------------------------------------
THIS AGREEMENT HAVE BEEN DULY EXECUTED AND DELIVERED ON BEHALF OF BORROWER, AND EACH SUCH LOAN DOCUMENT AND THIS AGREEMENT ARE AND WILL CONTINUE TO BE A LEGAL AND VALID OBLIGATION OF BORROWER, ENFORCEABLE AGAINST IT IN ACCORDANCE WITH ITS TERMS.
     (c) BORROWER SHALL COMPLY WITH ALL OF THE TERMS AND CONDITIONS OF THE LOAN DOCUMENTS, THIS AGREEMENT AND THE LOAN AUTHORIZATION AGREEMENT.
EXPORT-RELATED BORROWING BASE CERTIFICATES AND EXPORT ORDERS.  IN ORDER TO
------------------------------------------------------------
RECEIVE CREDIT ACCOMMODATIONS UNDER THE LOAN FACILITY, BORROWER SHALL HAVE DELIVERED TO LENDER AN EXPORT-RELATED BORROWING BASE CERTIFICATE AS FREQUENTLY AS REQUIRED BY LENDER BUT AT LEAST WITHIN THE PAST THIRTY (30) CALENDAR DAYS AND A COPY OF THE EXPORT ORDER(S) (OR, FOR REVOLVING LOAN FACILITIES, IF PERMITTED BY LENDER, A WRITTEN SUMMARY OF THE EXPORT ORDERS) AGAINST WHICH BORROWER IS REQUESTING CREDIT ACCOMMODATIONS. IF LENDER PERMITS SUMMARIES OF EXPORT ORDERS, BORROWER SHALL ALSO DELIVER PROMPTLY TO LENDER COPIES OF ANY EXPORT ORDERS REQUESTED BY LENDER. IN ADDITION, SO LONG AS THERE ARE ANY CREDIT ACCOMMODATIONS OUTSTANDING UNDER THE LOAN FACILITY, BORROWER SHALL DELIVER TO LENDER AT LEAST ONCE EACH MONTH NO LATER THAN THE TWENTIETH (20TH) DAY OF SUCH MONTH OR MORE FREQUENTLY AS REQUIRED BY THE LOAN DOCUMENTS, AN EXPORT-RELATED BORROWING BASE CERTIFICATE.
  1.02  EXCLUSIONS  FROM  THE  EXPORT-RELATED  BORROWING  BASE.  IN  DETERMINING
       -------------------------------------------------------
THE EXPORT-RELATED BORROWING BASE, BORROWER SHALL EXCLUDE THEREFROM INVENTORY WHICH IS NOT ELIGIBLE EXPORT-RELATED INVENTORY AND ACCOUNTS RECEIVABLE WHICH ARE NOT ELIGIBLE EXPORT-RELATED ACCOUNTS RECEIVABLE. BORROWER SHALL PROMPTLY, BUT IN ANY EVENT WITHIN FIVE (5) BUSINESS DAYS, NOTIFY LENDER (a) IF ANY THEN EXISTING EXPORT-RELATED INVENTORY NO LONGER CONSTITUTES ELIGIBLE EXPORT-RELATED INVENTORY OR (b) OF ANY EVENT OR CIRCUMSTANCE WHICH TO


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BORROWER'S KNOWLEDGE WOULD CAUSE LENDER TO CONSIDER ANY THEN EXISTING
EXPORT-RELATED ACCOUNTS RECEIVABLE AS NO LONGER CONSTITUTING AN ELIGIBLE EXPORT-RELATED ACCOUNTS RECEIVABLE.
FINANCIAL STATEMENTS.  BORROWER SHALL DELIVER TO LENDER THE FINANCIAL STATEMENTS
--------------------
REQUIRED TO BE DELIVERED BY BORROWER IN ACCORDANCE WITH SECTION 11 OF THE LOAN AUTHORIZATION AGREEMENT.
SCHEDULES, REPORTS AND OTHER STATEMENTS.  BORROWER SHALL SUBMIT TO LENDER IN
---------------------------------------
WRITING EACH MONTH (a) AN INVENTORY SCHEDULE FOR THE PRECEDING MONTH AND (b) AN ACCOUNTS RECEIVABLE AGING REPORT FOR THE PRECEDING MONTH DETAILING THE TERMS OF THE AMOUNTS DUE FROM EACH BUYER. BORROWER SHALL ALSO FURNISH TO LENDER PROMPTLY UPON REQUEST SUCH INFORMATION, REPORTS, CONTRACTS, INVOICES AND OTHER DATA CONCERNING THE COLLATERAL AS LENDER MAY FROM TIME TO TIME SPECIFY.
ADDITIONAL SECURITY OR PAYMENT.  (a)  BORROWER SHALL AT ALL TIMES ENSURE THAT
------------------------------
THE EXPORT-RELATED BORROWING BASE EQUALS OR EXCEEDS THE CREDIT ACCOMMODATION AMOUNT. IF INFORMED BY LENDER OR IF BORROWER OTHERWISE HAS ACTUAL KNOWLEDGE THAT THE EXPORT-RELATED BORROWING BASE IS AT ANY TIME LESS THAN THE CREDIT ACCOMMODATION AMOUNT, BORROWER SHALL, WITHIN FIVE (5) BUSINESS DAYS, EITHER (i) FURNISH ADDITIONAL COLLATERAL TO LENDER, IN FORM AND AMOUNT SATISFACTORY TO LENDER AND EX-IM BANK OR (ii) PAY TO LENDER AN AMOUNT EQUAL TO THE DIFFERENCE BETWEEN THE CREDIT ACCOMMODATION AMOUNT AND THE EXPORT-RELATED BORROWING BASE.
     (b) FOR PURPOSES OF THIS AGREEMENT, IN DETERMINING THE EXPORT-RELATED BORROWING BASE THERE SHALL BE DEDUCTED FROM THE EXPORT-RELATED BORROWING BASE
(i) AN AMOUNT EQUAL TO TWENTY-FIVE PERCENT (25%) OF THE OUTSTANDING FACE AMOUNT OF COMMERCIAL LETTERS OF CREDIT AND STANDBY LETTERS OF CREDIT AND (ii) ONE HUNDRED PERCENT (100%) OF THE FACE AMOUNT OF WARRANTY LETTERS OF CREDIT LESS THE AMOUNT OF CASH COLLATERAL HELD BY LENDER TO SECURE WARRANTY LETTERS OF CREDIT.
     (c) UNLESS OTHERWISE APPROVED IN WRITING BY EX-IM BANK, FOR REVOLVING LOAN FACILITIES (OTHER THAN TRANSACTION SPECIFIC REVOLVING LOAN FACILITIES), BORROWER SHALL AT ALL TIMES ENSURE THAT THE OUTSTANDING PRINCIPAL BALANCE OF THE CREDIT ACCOMMODATIONS THAT IS SUPPORTED BY EXPORT-RELATED INVENTORY DOES NOT EXCEED SIXTY PERCENT (60%) OF THE SUM OF THE TOTAL OUTSTANDING PRINCIPAL BALANCE OF THE DISBURSEMENTS AND THE UNDRAWN FACE AMOUNT OF ALL OUTSTANDING COMMERCIAL LETTERS OF CREDIT. IF INFORMED BY LENDER OR IF BORROWER OTHERWISE HAS ACTUAL KNOWLEDGE THAT THE OUTSTANDING PRINCIPAL BALANCE OF THE CREDIT ACCOMMODATIONS THAT IS SUPPORTED BY INVENTORY EXCEEDS SIXTY PERCENT (60%) OF THE SUM OF THE TOTAL OUTSTANDING PRINCIPAL BALANCE OF THE DISBURSEMENTS AND THE UNDRAWN FACE AMOUNT OF ALL OUTSTANDING COMMERCIAL LETTERS OF CREDIT, BORROWER SHALL, WITHIN FIVE (5) BUSINESS DAYS, EITHER (i) FURNISH ADDITIONAL NON-INVENTORY COLLATERAL TO LENDER, IN FORM AND AMOUNT SATISFACTORY TO LENDER AND EX-IM BANK, OR (ii) PAY DOWN THE APPLICABLE PORTION OF THE CREDIT ACCOMMODATIONS SO THAT THE ABOVE DESCRIBED RATIO IS NOT EXCEEDED.
CONTINUED SECURITY INTEREST.  BORROWER SHALL NOT CHANGE (a) ITS NAME OR IDENTITY
---------------------------
IN ANY MANNER, (b) THE LOCATION OF ITS PRINCIPAL PLACE OF BUSINESS, (c) THE LOCATION OF ANY OF THE COLLATERAL OR (d) THE LOCATION OF ANY OF THE BOOKS OR RECORDS RELATED TO THE COLLATERAL, IN EACH INSTANCE WITHOUT GIVING THIRTY (30) DAYS PRIOR WRITTEN NOTICE THEREOF TO LENDER AND TAKING ALL ACTIONS DEEMED NECESSARY OR APPROPRIATE BY LENDER TO CONTINUOUSLY PROTECT AND PERFECT LENDER'S LIENS UPON THE COLLATERAL.
INSPECTION OF COLLATERAL.  BORROWER SHALL PERMIT THE REPRESENTATIVES OF LENDER
------------------------
AND EX-IM BANK TO MAKE AT ANY TIME DURING NORMAL BUSINESS HOURS INSPECTIONS OF THE COLLATERAL AND OF BORROWER'S FACILITIES, ACTIVITIES, AND BOOKS AND RECORDS, AND SHALL CAUSE ITS OFFICERS AND EMPLOYEES TO GIVE FULL COOPERATION AND ASSISTANCE IN CONNECTION THEREWITH.
GENERAL INTANGIBLES.  BORROWER REPRESENTS AND WARRANTS THAT IT OWNS, OR IS
-------------------
LICENSED TO USE, ALL GENERAL INTANGIBLES NECESSARY TO CONDUCT ITS BUSINESS AS CURRENTLY CONDUCTED EXCEPT WHERE THE FAILURE OF BORROWER TO OWN OR LICENSE SUCH GENERAL INTANGIBLES COULD NOT REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT.
NOTICE OF CERTAIN EVENTS.  BORROWER SHALL PROMPTLY, BUT IN ANY EVENT WITHIN FIVE
------------------------
(5) BUSINESS DAYS, NOTIFY LENDER IN WRITING OF THE OCCURRENCE OF ANY OF THE
FOLLOWING:
     BORROWER OR ANY GUARANTOR (i) APPLIES FOR, CONSENTS TO OR SUFFERS THE APPOINTMENT OF, OR THE TAKING OF POSSESSION BY, A RECEIVER, CUSTODIAN, TRUSTEE, LIQUIDATOR OR SIMILAR FIDUCIARY OF ITSELF OR OF ALL OR A SUBSTANTIAL PART OF ITS PROPERTY OR CALLS A MEETING OF ITS CREDITORS, (ii) ADMITS IN WRITING ITS INABILITY, OR IS GENERALLY UNABLE, TO PAY ITS DEBTS AS THEY BECOME DUE OR CEASES OPERATIONS OF ITS PRESENT BUSINESS, (iii) MAKES A GENERAL ASSIGNMENT FOR THE BENEFIT OF CREDITORS, (iv) COMMENCES A VOLUNTARY CASE UNDER ANY STATE OR FEDERAL BANKRUPTCY LAWS (AS NOW OR HEREAFTER IN EFFECT), (V) IS ADJUDICATED AS BANKRUPT OR INSOLVENT, (VI) FILES A PETITION SEEKING TO TAKE ADVANTAGE OF ANY OTHER LAW PROVIDING FOR THE RELIEF OF DEBTORS, (VII) ACQUIESCES TO, OR FAILS TO HAVE DISMISSED WITHIN THIRTY (30) DAYS, ANY PETITION FILED AGAINST IT IN ANY INVOLUNTARY CASE UNDER SUCH BANKRUPTCY LAWS, OR (VII) TAKES ANY ACTION FOR THE PURPOSE OF EFFECTING ANY OF THE FOREGOING;
     (a) ANY LIEN IN ANY OF THE COLLATERAL, GRANTED OR INTENDED BY THE LOAN DOCUMENTS TO BE GRANTED TO LENDER, CEASES TO BE A VALID, ENFORCEABLE, PERFECTED, FIRST PRIORITY LIEN (OR A LESSER PRIORITY IF EXPRESSLY PERMITTED PURSUANT TO
SECTION 6 OF THE LOAN AUTHORIZATION AGREEMENT) SUBJECT ONLY TO PERMITTED LIENS;
     (b) THE ISSUANCE OF ANY LEVY, ASSESSMENT, ATTACHMENT, SEIZURE OR LIEN, OTHER THAN A PERMITTED LIEN, AGAINST ANY

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OF THE COLLATERAL WHICH IS NOT STAYED OR LIFTED WITHIN THIRTY (30) CALENDAR
DAYS;
     (c) ANY PROCEEDING IS COMMENCED BY OR AGAINST BORROWER OR ANY GUARANTOR FOR THE LIQUIDATION OF ITS ASSETS OR DISSOLUTION;
     (d) ANY LITIGATION IS FILED AGAINST BORROWER OR ANY GUARANTOR WHICH HAS HAD OR COULD REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT AND SUCH LITIGATION IS NOT WITHDRAWN OR DISMISSED WITHIN THIRTY (30) CALENDAR DAYS OF THE FILING THEREOF;
     (e) ANY DEFAULT OR EVENT OF DEFAULT UNDER THE LOAN DOCUMENTS;
     (f) ANY FAILURE TO COMPLY WITH ANY TERMS OF THE LOAN AUTHORIZATION
AGREEMENT;
     (g) ANY MATERIAL PROVISION OF ANY LOAN DOCUMENT OR THIS AGREEMENT FOR ANY REASON CEASES TO BE VALID, BINDING AND ENFORCEABLE IN ACCORDANCE WITH ITS TERMS;
     (h) ANY EVENT WHICH HAS HAD OR COULD REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT; OR
     (i) THE CREDIT ACCOMMODATION AMOUNT EXCEEDS THE APPLICABLE EXPORT-RELATED BORROWING BASE.
INSURANCE. BORROWER WILL AT ALL TIMES CARRY PROPERTY, LIABILITY AND OTHER
---------
INSURANCE, WITH INSURERS ACCEPTABLE TO LENDER, IN SUCH FORM AND AMOUNTS, AND WITH SUCH DEDUCTIBLES AND OTHER PROVISIONS, AS LENDER SHALL REQUIRE, AND BORROWER WILL PROVIDE EVIDENCE OF SUCH INSURANCE TO LENDER, SO THAT LENDER IS SATISFIED THAT SUCH INSURANCE IS, AT ALL TIMES, IN FULL FORCE AND EFFECT. EACH PROPERTY INSURANCE POLICY SHALL NAME LENDER AS LOSS PAYEE AND SHALL CONTAIN A LENDER'S LOSS PAYABLE ENDORSEMENT IN FORM ACCEPTABLE TO LENDER AND EACH LIABILITY INSURANCE POLICY SHALL NAME LENDER AS AN ADDITIONAL INSURED. ALL POLICIES OF INSURANCE SHALL PROVIDE THAT THEY MAY NOT BE CANCELLED OR CHANGED WITHOUT AT LEAST TEN (10) DAYS' PRIOR WRITTEN NOTICE TO LENDER AND SHALL OTHERWISE BE IN FORM AND SUBSTANCE SATISFACTORY TO LENDER. BORROWER WILL PROMPTLY DELIVER TO LENDER COPIES OF ALL REPORTS MADE TO INSURANCE COMPANIES. TAXES. BORROWER HAS TIMELY FILED ALL TAX RETURNS AND REPORTS REQUIRED BY
-----
APPLICABLE LAW, HAS TIMELY PAID ALL APPLICABLE TAXES, ASSESSMENTS, DEPOSITS AND CONTRIBUTIONS OWING BY BORROWER AND WILL TIMELY PAY ALL SUCH ITEMS IN THE FUTURE AS THEY BECAME DUE AND PAYABLE. BORROWER MAY, HOWEVER, DEFER PAYMENT OF ANY CONTESTED TAXES; PROVIDED, THAT BORROWER (a) IN GOOD FAITH CONTESTS BORROWER'S OBLIGATION TO PAY SUCH TAXES BY APPROPRIATE PROCEEDINGS PROMPTLY AND DILIGENTLY INSTITUTED AND CONDUCTED; (b) NOTIFIES LENDER IN WRITING OF THE COMMENCEMENT OF, AND ANY MATERIAL DEVELOPMENT IN, THE PROCEEDINGS; (c) POSTS BONDS OR TAKES ANY OTHER STEPS REQUIRED TO KEEP THE CONTESTED TAXES FROM BECOMING A LIEN UPON ANY OF THE COLLATERAL; AND (d) MAINTAINS ADEQUATE RESERVES THEREFOR IN CONFORMITY WITH GAAP.
COMPLIANCE WITH LAWS. BORROWER REPRESENTS AND WARRANTS THAT IT HAS COMPLIED IN
--------------------
ALL MATERIAL RESPECTS WITH ALL PROVISIONS OF ALL APPLICABLE LAWS AND REGULATIONS, INCLUDING THOSE RELATING TO BORROWER'S OWNERSHIP OF REAL OR PERSONAL PROPERTY, THE CONDUCT AND LICENSING OF BORROWER'S BUSINESS, THE PAYMENT AND WITHHOLDING OF TAXES, ERISA AND OTHER EMPLOYEE MATTERS, SAFETY AND ENVIRONMENTAL MATTERS.
NEGATIVE COVENANTS.  WITHOUT THE PRIOR WRITTEN CONSENT OF EX-IM BANK AND LENDER,
------------------
BORROWER SHALL NOT (a) MERGE, CONSOLIDATE OR OTHERWISE COMBINE WITH ANY OTHER PERSON; (b) ACQUIRE ALL OR SUBSTANTIALLY ALL OF THE ASSETS OR CAPITAL STOCK OF ANY OTHER PERSON; (c) SELL, LEASE, TRANSFER, CONVEY, ASSIGN OR OTHERWISE DISPOSE OF ANY OF ITS ASSETS, EXCEPT FOR THE SALE OF INVENTORY IN THE ORDINARY COURSE OF BUSINESS AND THE DISPOSITION OF OBSOLETE EQUIPMENT IN THE ORDINARY COURSE OF BUSINESS; (d) CREATE ANY LIEN ON THE COLLATERAL EXCEPT FOR PERMITTED LIENS; (e) MAKE ANY MATERIAL CHANGES IN ITS ORGANIZATIONAL STRUCTURE OR IDENTITY; OR (f) ENTER INTO ANY AGREEMENT TO DO ANY OF THE FOREGOING.
REBORROWINGS AND REPAYMENT TERMS.  (a)  IF THE LOAN FACILITY IS A REVOLVING LOAN
--------------------------------
FACILITY, PROVIDED THAT BORROWER IS NOT IN DEFAULT UNDER ANY OF THE LOAN DOCUMENTS, BORROWER MAY BORROW, REPAY AND REBORROW AMOUNTS UNDER THE LOAN FACILITY UNTIL THE CLOSE OF BUSINESS ON THE FINAL DISBURSEMENT DATE. UNLESS THE REVOLVING LOAN FACILITY IS RENEWED OR EXTENDED BY LENDER WITH THE CONSENT OF EX-IM BANK, BORROWER SHALL PAY IN FULL THE OUTSTANDING LOAN FACILITY OBLIGATIONS AND ALL ACCRUED AND UNPAID INTEREST THEREON NO LATER THAN THE FIRST BUSINESS DAY AFTER THE FINAL DISBURSEMENT DATE.
     IF THE LOAN FACILITY IS A TRANSACTION SPECIFIC LOAN FACILITY, BORROWER SHALL, WITHIN TWO (2) BUSINESS DAYS OF THE RECEIPT THEREOF, PAY TO LENDER (FOR APPLICATION AGAINST THE OUTSTANDING LOAN FACILITY OBLIGATIONS AND ACCRUED AND UNPAID INTEREST THEREON) ALL CHECKS, DRAFTS, CASH AND OTHER REMITTANCES IT MAY RECEIVE IN PAYMENT OR ON ACCOUNT OF THE EXPORT-RELATED ACCOUNTS RECEIVABLE OR ANY OTHER COLLATERAL, IN PRECISELY THE FORM RECEIVED (EXCEPT FOR THE ENDORSEMENT OF BORROWER WHERE NECESSARY). PENDING SUCH DEPOSIT, BORROWER SHALL HOLD SUCH AMOUNTS IN TRUST FOR LENDER SEPARATE AND APART AND SHALL NOT COMMINGLE ANY SUCH ITEMS OF PAYMENT WITH ANY OF ITS OTHER FUNDS OR PROPERTY.
CROSS DEFAULT.  BORROWER SHALL BE DEEMED IN DEFAULT UNDER THE LOAN FACILITY IF
-------------
BORROWER FAILS TO PAY WHEN DUE ANY AMOUNT PAYABLE TO LENDER UNDER ANY LOAN OR OTHER CREDIT ACCOMMODATIONS TO BORROWER WHETHER OR NOT GUARANTEED BY EX-IM BANK. MUNITIONS LIST. IF ANY OF THE ITEMS ARE ARTICLES, SERVICES, OR RELATED
--------------
TECHNICAL DATA THAT ARE LISTED ON THE UNITED STATES MUNITIONS LIST (PART 121 OF TITLE 22 OF THE CODE OF FEDERAL REGULATIONS), BORROWER SHALL SEND A WRITTEN

NOTICE PROMPTLY, BUT IN ANY EVENT WITHIN FIVE (5) BUSINESS DAYS, OF BORROWER LEARNING THEREOF TO LENDER DESCRIBING THE ITEMS(S) AND THE CORRESPONDING INVOICE AMOUNT.
SUSPENSION AND DEBARMENT, ETC.  ON THE DATE OF THIS AGREEMENT NEITHER BORROWER
-----------------------------
NOR ITS PRINCIPALS ARE (a) DEBARRED, SUSPENDED, PROPOSED FOR DEBARMENT WITH A FINAL DETERMINATION STILL PENDING, DECLARED INELIGIBLE OR VOLUNTARILY EXCLUDED (AS SUCH TERMS ARE DEFINED UNDER ANY OF THE DEBARMENT REGULATIONS REFERRED TO BELOW) FROM PARTICIPATING IN PROCUREMENT OR NONPROCUREMENT TRANSACTIONS WITH ANY UNITED STATES FEDERAL GOVERNMENT DEPARTMENT OR AGENCY PURSUANT TO ANY OF THE DEBARMENT REGULATIONS OR (b) INDICTED, CONVICTED OR HAD A CIVIL JUDGMENT RENDERED AGAINST BORROWER OR ANY OF ITS PRINCIPALS FOR ANY OF THE OFFENSES LISTED IN ANY OF THE DEBARMENT REGULATIONS. UNLESS AUTHORIZED BY EX-IM BANK, BORROWER WILL NOT KNOWINGLY ENTER INTO ANY TRANSACTIONS IN CONNECTION WITH THE ITEMS WITH ANY PERSON WHO IS DEBARRED, SUSPENDED, DECLARED INELIGIBLE OR VOLUNTARILY EXCLUDED FROM PARTICIPATION IN PROCUREMENT OR NONPROCUREMENT TRANSACTIONS WITH ANY UNITED STATES FEDERAL GOVERNMENT DEPARTMENT OR AGENCY PURSUANT TO ANY OF THE DEBARMENT REGULATIONS. BORROWER WILL PROVIDE IMMEDIATE WRITTEN NOTICE TO LENDER IF AT ANY TIME IT LEARNS THAT THE CERTIFICATION SET FORTH IN THIS SECTION 2.19 WAS ERRONEOUS WHEN MADE OR HAS BECOME ERRONEOUS BY REASON OF CHANGED CIRCUMSTANCES.

                              RIGHTS AND REMEDIES
INDEMNIFICATION.  UPON EX-IM BANK'S PAYMENT OF A CLAIM TO LENDER IN CONNECTION
---------------
WITH THE LOAN FACILITY PURSUANT TO THE MASTER GUARANTEE AGREEMENT, EX-IM BANK MAY ASSUME ALL RIGHTS AND REMEDIES OF LENDER UNDER THE LOAN DOCUMENTS AND MAY ENFORCE ANY SUCH RIGHTS OR REMEDIES AGAINST BORROWER, THE COLLATERAL AND ANY GUARANTORS. BORROWER SHALL HOLD EX-IM BANK AND LENDER HARMLESS FROM AND INDEMNIFY THEM AGAINST ANY AND ALL LIABILITIES, DAMAGES, CLAIMS, COSTS AND LOSSES INCURRED OR SUFFERED BY EITHER OF THEM RESULTING FROM (a) ANY MATERIALLY INCORRECT CERTIFICATION OR STATEMENT KNOWINGLY MADE BY BORROWER OR ITS AGENT TO EX-IM BANK OR LENDER IN CONNECTION WITH THE LOAN FACILITY, THIS AGREEMENT, THE LOAN AUTHORIZATION AGREEMENT OR ANY OTHER LOAN DOCUMENTS OR (b) ANY MATERIAL BREACH BY BORROWER OF THE TERMS AND CONDITIONS OF THIS AGREEMENT, THE LOAN AUTHORIZATION AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. BORROWER ALSO ACKNOWLEDGES THAT ANY STATEMENT, CERTIFICATION OR REPRESENTATION MADE BY BORROWER IN CONNECTION WITH THE LOAN FACILITY IS SUBJECT TO THE PENALTIES PROVIDED IN ARTICLE 18 U.S.C. SECTION 1001.
LIENS.  BORROWER AGREES THAT ANY AND ALL LIENS GRANTED BY IT TO LENDER ARE ALSO
-----
HEREBY GRANTED TO EX-IM BANK TO SECURE BORROWER'S OBLIGATION, HOWEVER ARISING, TO REIMBURSE EX-IM BANK FOR ANY PAYMENTS MADE BY EX-IM BANK PURSUANT TO THE MASTER GUARANTEE AGREEMENT. LENDER IS AUTHORIZED TO APPLY THE PROCEEDS OF, AND RECOVERIES FROM, ANY PROPERTY SUBJECT TO SUCH LIENS TO THE SATISFACTION OF LOAN FACILITY OBLIGATIONS IN ACCORDANCE WITH THE TERMS OF ANY AGREEMENT BETWEEN LENDER AND EX-IM BANK.

                                  MISCELLANEOUS
GOVERNING LAW.  THIS AGREEMENT AND THE LOAN AUTHORIZATION AGREEMENT AND THE
-------------
OBLIGATIONS ARISING UNDER THIS AGREEMENT AND THE LOAN AUTHORIZATION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE GOVERNING THE LOAN DOCUMENTS.
NOTIFICATION.  ALL NOTICES REQUIRED BY THIS AGREEMENT SHALL BE GIVEN IN THE
------------
MANNER AND TO THE PARTIES PROVIDED FOR IN THE LOAN AGREEMENT.
PARTIAL INVALIDITY.  IF AT ANY TIME ANY OF THE PROVISIONS OF THIS AGREEMENT
------------------
BECOMES ILLEGAL, INVALID OR UNENFORCEABLE IN ANY RESPECT UNDER THE LAW OF ANY JURISDICTION, NEITHER THE LEGALITY, THE VALIDITY NOR THE ENFORCEABILITY OF THE REMAINING PROVISIONS HEREOF SHALL IN ANY WAY BE AFFECTED OR IMPAIRED.
WAIVER OF JURY TRIAL. BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY
--------------------
WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT, PROCEEDING OR OTHER LITIGATION BROUGHT TO RESOLVE ANY DISPUTE ARISING UNDER, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, THE LOAN AUTHORIZATION AGREEMENT, ANY LOAN DOCUMENT, OR ANY OTHER AGREEMENT, DOCUMENT OR INSTRUMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OR OMMISSIONS OF LENDER, EX-IM BANK, OR ANY OTHER PERSON, RELATING TO THIS AGREEMENT, THE LOAN AUTHORIZATION AGREEMENT OR ANY OTHER LOAN DOCUMENT.

     IN WITNESS WHEREOF, Borrower has caused this Agreement to be duly executed
as of the    th day of          , 2001.
          ---         ----------


GENUS, INC.


By:
   --------------------------------
            (Signature)

Name:
     ------------------------------
          (Print or Type)

Title:
      -----------------------------
          (Print or Type)



ACKNOWLEDGED:


SILICON VALLEY BANK


By:
   --------------------------------
            (Signature)

Name:
     ------------------------------
          (Print or Type)

Title:
      -----------------------------
          (Print or Type)

CONSENT OF GUARANTORS

     Each of the undersigned as a Guarantor of the obligations of Borrower to the Lender executing the foregoing Agreement hereby agrees that the foregoing Agreement, each of their respective Guaranty Agreements and each other Loan Documents may be assigned to the Export-Import Bank of the United States.

                                -----------------------------
                                [INDIVIDUAL GUARANTOR]

                                         [CORPORATE GUARANTOR]
                                         By:
                                            ------------------------------
                                         Name:
                                            ------------------------------
                                         Title:
                                            ------------------------------